----                                                                        ----
                       cde

                                                      WSIS SERIES TRUST

                                                        Wertheim Equity
                                                        Value Fund

                                                        Wertheim Small
                                                        Capitalization Value
                                                        Fund

                                                        Wertheim High Yield
                                                        Income Fund

                                                        Wertheim Investment
                                                        Grade Income Fund

          WSIS Series Trust
            P.O. Box 8507
                                                        Wertheim Short-Term
         Boston, Mass. 02266
                                                        Investment Fund
            1-800-464-3108
                1096WS

                                                        ANNUAL REPORT
                                                        October 31, 1996

--------------------------------------------------------------------------------
WSIS SERIES TRUST
-----------------------------------------------------------------

INVESTMENT MANAGER

Schroder Wertheim Investment Services, Inc. is an indirect wholly owned subsidiary of Schroders plc. Founded in 1927 as Wertheim & Co., the firm was renamed in 1995 following integration with the Schroder Investment Management Group which manages in excess of $100 billion for clients globally. The new organization now has an expanded capital base as well as total global representation in financial markets. As of October 31, 1996, Schroder Wertheim Investment Services, Inc. had over $4 billion in assets under management.

December 12, 1996

Dear Shareholder:

We are pleased to present the financial statements for WSIS Series Trust for the fiscal year ended October 31, 1996. This fiscal year has seen the continuation of last year's strong returns in U.S. financial markets, with equities in particular performing well. The S&P 500 Index has risen over 24% this year after gaining over 26% last year, and fixed income investments have also exceeded cash returns for the second year running. A benign economic background, reflected in steady GDP growth and low inflation, has underpinned these gains, as has the combination of good corporate profits growth. This has allowed market valuations to expand.

The last two years have produced unusually strong gains in U.S. financial markets; at times these have appeared particularly ebullient and bullish. While our overall view remains very constructive on the long term outlook for markets and the economy as a whole, we do believe that U.S. markets face more challenging circumstances in the coming year, and believe that an approach which stresses the evaluation of downside risk as well as upside potential will become increasingly important. Our disciplined approach to security valuation should serve well in this environment, whereas in more "momentum" driven markets it can receive less attention from investors at large.

We expect 1997 to be a year in which there are few dramatic changes in the tone of the economy or to the inflation outlook. We believe that growth of around 2 1/2% is likely, driven more by capital and manufacturing areas of the economy than by the consumer sector, although with solid contributions from both. We do expect international demand, and hence export growth, to be a bigger factor in 1997 than in 1996, and we are concerned that a fairly tight labor market will exert modest upward pressure on core inflation. Hence we expect interest rates to start to rise, probably in the spring of 1997, but stress that a sharp or protracted period of rate increases is unlikely. This, in conjunction with slower corporate profits growth as the economic cycle ages, could lead to more volatility in markets than we have seen for some time. Focus on downside protection during such periods will be important. We believe that our Funds' holdings are well-positioned to weather such a period, and that certain areas of the market which have lagged this year's upturn remain an attractive value. We do not see evidence of the excesses in market valuation, sentiment or the economy, such as large inventory

-----------------------------------------------------------------

-----------------------------------------------------------------
WSIS SERIES TRUST
-----------------------------------------------------------------

accumulation, which typically would cause us to become pessimistic and which can signal major market tops. The secular trends for both interest rates and inflation remain good, heavily influenced by demographic factors which should constrain nominal growth and boost productivity. This should make the prospects for long term investors favorable.

We thank you for your continued support and interest in WSIS Series Trust.

Sincerely,

        [LOGO]                                 [LOGO]
David Gibson                                   Jane P. Lucas
Vice President                                 Vice President

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WERTHEIM EQUITY VALUE FUND
-----------------------------------------------------------------

WERTHEIM EQUITY VALUE FUND

PORTFOLIO AND STRATEGY REVIEW AS OF OCTOBER 31, 1996

An overall trend of modest economic growth and a relatively mild inflation outlook produced further strong equity market returns over the twelve month period ended October 31, 1996. For fiscal year ended October 31, the Wertheim Equity Value Fund was up 19.30% versus 24.09% for the S&P 500. At fiscal year end, net assets of the Fund were $42,905,259. Investments were 96.5% equities and 3.5% cash and other net assets.

Amid the market's advance, however, investor sentiment exhibited varied enthusiasm both for the market as a whole and for its sector components, as opinion regarding the pace of economic growth, potential Federal Reserve Bank action, and future corporate profitability shifted between extremes. Early in the fiscal year, fears of an impending recession favored financial and consumer staple stocks. As signs of economic strength multiplied, economically sensitive issues in the consumer cyclical and capital goods sectors excelled until the report of strong June employment data and consequent fears of aggressive Federal Reserve Bank monetary tightening triggered a significant market sell-off in July. Subsequent indications that the economy was not growing at a pace fast enough to force the Federal Reserve Bank to raise short term rates produced a robust market recovery and again attracted investors to financial stocks and pharmaceutical stocks. Our reduction by nearly half in consumer cyclical holdings before June proved beneficial to relative performance. Overall, an underweighting in financials, as well as our emphasis within this sector on insurance rather than bank stocks, constrained performance, as did a significant underweighting in pharmaceutical company issues. Finally, selected holdings in technology, whose sector performance was tied to the market's perception of industry prospects rather than macro-economic factors, were a detriment to performance in the third quarter but had a positive impact in the final quarter.

In accordance with our economic outlook as discussed in the Letter to Shareholders, the Fund portfolio remains overweighted relative to the market in capital goods stocks, particularly those with superior earnings visibility and exposure to improving international economics. We continue to limit our holdings in consumer cyclical stocks, especially those most sensitive to discretionary consumer spending. Our exposure to multi-national drug companies will increase modestly but will, nevertheless, be significantly below that of the market's as valuations appear high for many of the leading stocks. Our position in technology also remains above that of the market in issues where we anticipate accelerating demand to benefit both earnings and valuations.

A review of selected purchases and sales during the year provides an example of our investment process. In April 1996, both INTEL CORPORATION and SEAGATE TECHNOLOGY fit our criteria for purchase in the technology sector, and both provided a positive contribution to performance. Each of the companies has a dominant position in the markets they serve, INTEL in personal computer processors and SEAGATE in storage devices. Both of these markets would be beneficiaries of accelerating demand in personal computers. Most importantly, INTEL at less than twelve times projected 1997 earnings at the time of purchase and SEAGATE at less than nine times projected 1997 earnings represented extremely attractive values. As of the end of October, INTEL was up over 75% from its average purchase price and SEAGATE 24%. CPC INTERNATIONAL, INC., a major multi-national food company, also contributed positively to performance since its initial purchase late in June. At less than fifteen and one-half times its projected 1997 earnings, CPC offered relatively stable earnings growth at a significant discount to many of its consumer staple peers.

--------------------------------------------------------------------------------

-----------------------------------------------------------------
WERTHEIM EQUITY VALUE FUND
-----------------------------------------------------------------

As alluded to above, notable sales were concentrated in the consumer cyclical sector and included MAY DEPARTMENT STORES COMPANY, DILLARD DEPARTMENT STORES, INC., and GENERAL MOTORS CORPORATION. In the case of GENERAL MOTORS, we believe that there is little scope for improvement in the relatively high rate of auto sales over the remainder of the cycle. We eliminated MAY and DILLARD from the Fund portfolio in February and March respectively, after they had rallied from mid-December lows. We felt then that their prices discounted a better economic outcome than the modest growth rate in our forecast. From final elimination through the end of October, all three stocks underperformed the market.

MANAGEMENT DISCUSSION
WHAT ROLE DOES CORPORATE RESTRUCTURING HAVE YET TO PLAY IN FUTURE CORPORATE PROFITABILITY?

In recent years, corporate restructuring has played a large part in improved earnings and individual stock price performance. Our feeling is that the bulk of corporate restructuring is probably behind us and that companies will look to top line growth for improved profitability. There are, nevertheless, a number of cases where continued restructuring will significantly aid future earnings growth and help drive stock price performance. MOBIL CORPORATION, a leading international energy company, has already taken out approximately $760 million in pre-tax costs since year end 1994. Some of these savings were masked recently by a weak downstream environment in the third quarter. Looking forward, however, future savings from a European refining and marketing joint venture with British Petroleum, further staff redesign initiatives, revamped procurement procedures, and other segment restructurings could add as much as $820 million in pre-tax savings and lead to additional stock price appreciation. Another holding, JAMES RIVER CORPORATION OF VIRGINIA, already demonstrated better quality earnings in the third quarter from a de-emphasis of its commodity paper business. We expect continued efforts there and further cost savings in its European tissue operations to show additional earnings gains. ROCKWELL INTERNATIONAL CORPORATION also, through the sale of its space and defense businesses, is now in a position to buy back shares, releverage its existing businesses and obtain significant earnings per share gains.

IN LIGHT OF THE SECTOR ROTATION AND SHIFTING MARKET SENTIMENT OVER THE PAST YEAR, WHAT PRINCIPAL CHARACTERISTICS ARE YOU LOOKING FOR IN YOUR PURCHASES?

As always, we are seeking companies attractively priced relative to the market, their industry peers, and their own historic valuations. In this environment, though, we are focusing our purchases on companies that are not only attractively priced but also in whose future earnings we have a basis for confidence. An example of our strategy in this respect is the fiscal fourth quarter purchase of Allstate Corporation, a leading property and casualty insurance company. Good volume growth and lower loss costs afford the company both relatively stable and visible earnings growth. At less than eleven times next years projected earnings, the stock represented attractive value in comparison to the market and its peer group.

--------------------------------------------------------------------------------

-----------------------------------------------------------------
WERTHEIM EQUITY VALUE FUND
-----------------------------------------------------------------

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                         IN WERTHEIM EQUITY VALUE FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             EQUITY VALUE FUND      S & P 500 INDEX
Jan-94                    $10,000            $10,000
Feb-94                     $9,960             $9,901
Mar-94                     $9,450             $9,469
Apr-94                     $9,510             $9,591
May-94                     $9,730             $9,748
Jun-94                     $9,400             $9,509
Jul-94                     $9,700             $9,821
Aug-94                     $9,980            $10,224
Sep-94                     $9,490             $9,974
Oct-94                     $9,450            $10,199
Nov-94                     $9,080             $9,827
Dec-94                     $9,214             $9,973
Jan-95                     $9,426            $10,231
Feb-95                     $9,890            $10,630
Mar-95                    $10,051            $10,944
Apr-95                    $10,313            $11,265
May-95                    $10,575            $11,716
Jun-95                    $10,787            $11,988
Jul-95                    $11,200            $12,386
Aug-95                    $11,331            $12,417
Sep-95                    $11,522            $12,941
Oct-95                    $11,210            $12,894
Nov-95                    $11,825            $13,460
Dec-95                    $11,820            $13,720
Jan-96                    $12,227            $14,186
Feb-96                    $12,458            $14,318
Mar-96                    $12,656            $14,456
Apr-96                    $12,788            $14,668
May-96                    $12,876            $15,047
Jun-96                    $12,744            $15,104
Jul-96                    $12,228            $14,436
Aug-96                    $12,503            $14,741
Sep-96                    $13,107            $15,571
Oct-96                    $13,383            $16,001

The S&P 500 Index is a composite of the prices of 500 widely held U.S. stocks.

PERFORMANCE INFORMATION

                                                                    ONE YEAR ENDED
                                                                      OCTOBER 31,      INCEPTION TO
                                                                         1996        OCTOBER 31, 1996*
                                                                    ---------------  -----------------
Wertheim Equity Value Fund........................................        19.30%            11.35%

* Average annual total return from commencement of operations (February 16,
1994)

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

--------------------------------------------------------------------------------

-----------------------------------------------------------------
WERTHEIM EQUITY VALUE FUND
-----------------------------------------------------------------

                Portfolio Characteristics as of October 31, 1996

                                TOP TEN HOLDINGS

Security                                 % of Net Assets
--------------------------------------------------------
American International Group Inc.                4.4%
Colgate Palmolive Company                        4.0%
Allied Signal Inc.                               4.0%
General Electric Company                         3.9%
BankAmerica Corporation                          3.9%
Mobil Corporation                                3.7%
Textron Inc.                                     3.7%
International Business Machines                  3.6%
Amoco Corporation                                3.3%
Wal Mart Stores Inc.                             3.3%
                                                -----
Total                                           37.8%

                             INVESTMENT BY INDUSTRY

Industry                                 % of Net Assets
--------------------------------------------------------
Basic Industry                                   5.6%
Capital Goods                                   15.7%
Consumer Cyclical                                8.2%
Consumer Staples                                19.6%
Energy                                          12.0%
Financial                                       12.6%
Technology                                      13.3%
Telecommunications                               2.4%
Transportation                                   2.2%
Utilities                                        4.9%
Cash Equivalents and Other Net Assets            3.5%
                                              -------
Total                                          100.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WERTHEIM SMALL CAPITALIZATION VALUE FUND
-----------------------------------------------------------------

WERTHEIM SMALL CAPITALIZATION VALUE FUND

PORTFOLIO AND STRATEGY REVIEW AS OF OCTOBER 31, 1996

The Wertheim Small Capitalization Value Fund was up 21.17% for the fiscal year ended October 31, 1996, substantially outperforming its benchmark, the Russell 2000 Index, which rose 16.95% for the same period. On October 31, 1996 net assets of the Fund totaled $48,614,184.

Small cap equities, in general, and the Fund, in particular, rebounded vigorously following the harsh June and July stock market correction. Small cap stocks outperformed large cap stocks from mid January to late May, but when the general equity market correction began in late May, large capitalization stocks reasserted market leadership as investors sought liquidity and high quality growth companies. Management believes that small cap stocks are very attractive again on a relative valuation basis. For example, the Fund has an unweighted average price earnings ratio of 16.2x compared with 19.3x for the S & P 500 yet management's projected earnings growth rate of Fund holdings is 18% compared with 8% for the S & P 500.

Recently, the Fund has added to the energy and financial services sectors, while continuing to reduce its consumer cyclical exposure. Fund management expects corporate earnings growth to slow in 1997 because of low overall pricing power and diminishing benefits of corporate restructuring. Accordingly, investment ideas are sought where earnings power will be above average, yet remains unrecognized. For example, ENERGY VENTURES, INC., a recent portfolio addition, has been the consolidator of drill pipe for the past decade. Currently, it has a 55% worldwide market share and is now poised to benefit from rising demand with 1997 earnings expected to increase 100%. Further, because of a recent asset sale, company management has $250 million ($11.36 per share) with which to make accretive niche acquisitions. Currently trading at 13x our 1997 estimate of $3.00, ENERGY VENTURES is at the beginning of a favorable oil service cycle, which we believe will extend over the next few years.

Merger and acquisition activity is on the rise in large and small cap universes. The strong stock market and the elongated economic cycle have generated the attractively priced transaction currencies. Moreover, as internal cost savings, which have driven above average earnings growth over the last few years, become more difficult to effect, outside business combinations, which can often eliminate duplicate operating expenses become increasingly attractive. These trends are particularly relevant to the small cap value landscape where attractive businesses are often available at reasonable (non dilutive) prices. Two portfolio holdings were recently acquired at considerable premiums to our cost: THE CONTINUUM COMPANY INC. (+44%) and GELMAN SCIENCES INC. (+60%). Management never invests on the basis of hypothetical takeout price, and acquisitions usually occur in the least expected portfolio holdings. When they do occur, however, they are usually at a significant premium, enabling quicker-than-normal gains. It is management's belief that our portfolio is replete with attractive targets and should remain a beneficiary of occasional tender offers if M&A activity continues or accelerates.

--------------------------------------------------------------------------------

-----------------------------------------------------------------
WERTHEIM SMALL CAPITALIZATION VALUE FUND
-----------------------------------------------------------------

MANAGEMENT DISCUSSION
SMALL CAP STOCKS HAVE UNDERPERFORMED YEAR-TO-DATE VERSUS LARGE CAP STOCKS. WHAT IS THEIR OUTLOOK OVER THE NEXT 12-18 MONTHS?

Calendar year to date, the S&P 500 appreciation of 18.7% is over double that of the Russell 2000 Index which is up 9.0%. Equity market strength in 1996 has been driven by major capital inflows from institutional investors who have invested in liquid, "blue chip" names. Large cap equity valuations are at the high end of their historic absolute and relative ranges and significantly above current small cap valuation levels. Historically, small cap returns have exceeded large cap returns over market cycles because small cap companies exhibit higher long term growth rates. We know that small cap valuations are very attractive compared with large cap at current levels and would expect the valuation disparity to correct over the next several quarters, enabling small cap stocks to outperform large cap equities.

ARE YOU ABLE TO FIND GOOD INVESTMENT IDEAS IN THE CURRENT MARKET ENVIRONMENT?

Definitely. The new issue market has been extremely active over the past year adding hundreds of new potential companies to the small cap universe. The large cap market surge has been concentrated in quality, growth issues and seasoned small cap companies have been left behind. Coverage of small cap companies is low to non-existent as Wall Street analysts follow the largest companies in their industries and their corporate finance departments' IPOs. We are finding many excellent companies with strong track records and strong managements which lack Wall Street sponsorship. We identify the best reward-to-risk ratios among these and purchase those with a near term catalyst which will result in broader investor recognition.

--------------------------------------------------------------------------------

-----------------------------------------------------------------
WERTHEIM SMALL CAPITALIZATION VALUE FUND
-----------------------------------------------------------------

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  IN WERTHEIM SMALL CAPITALIZATION VALUE FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             SMALL CAP VALUE FUND       RUSSELL 2000 INDEX
Jan-94                       $10,000                 $10,000
Feb-94                        $9,880                  $9,982
Mar-94                        $9,660                  $9,455
Apr-94                        $9,800                  $9,511
May-94                        $9,690                  $9,404
Jun-94                        $9,460                  $9,084
Jul-94                        $9,520                  $9,233
Aug-94                        $9,800                  $9,748
Sep-94                        $9,810                  $9,716
Oct-94                        $9,770                  $9,676
Nov-94                        $9,300                  $9,287
Dec-94                        $9,490                  $9,537
Jan-95                        $9,210                  $9,416
Feb-95                        $9,540                  $9,808
Mar-95                        $9,743                  $9,977
Apr-95                       $10,023                 $10,198
May-95                       $10,383                 $10,374
Jun-95                       $10,643                 $10,912
Jul-95                       $11,194                 $11,541
Aug-95                       $11,354                 $11,780
Sep-95                       $11,364                 $11,990
Oct-95                       $10,774                 $11,454
Nov-95                       $11,374                 $11,935
Dec-95                       $11,711                 $12,251
Jan-96                       $11,521                 $12,237
Feb-96                       $12,172                 $12,619
Mar-96                       $12,322                 $12,880
Apr-96                       $13,242                 $13,569
May-96                       $13,593                 $14,104
Jun-96                       $12,783                 $13,524
Jul-96                       $11,742                 $12,343
Aug-96                       $12,603                 $13,061
Sep-96                       $13,043                 $13,571
Oct-96                       $13,062                 $13,362

The Russell 2000 Index is a broad based measure of small capitalization U.S. equity market performance.

PERFORMANCE INFORMATION

                                                                    ONE YEAR ENDED
                                                                      OCTOBER 31,      INCEPTION TO
                                                                         1996        OCTOBER 31, 1996*
                                                                    ---------------  -----------------
Wertheim Small Capitalization Value Fund..........................        21.17%            10.36%

* Average annual total return from commencement of operations (February 16,
1994)

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

--------------------------------------------------------------------------------

-----------------------------------------------------------------
WERTHEIM SMALL CAPITALIZATION VALUE FUND
-----------------------------------------------------------------

                Portfolio Characteristics as of October 31, 1996

                                TOP TEN HOLDINGS

Security                                 % of Net Assets
--------------------------------------------------------
Parker & Parsley Petroleum Company               4.0%
Data General Corporation                         3.9%
R.P. Scherer Corporation                         3.8%
OM Group Inc.                                    3.8%
Harland, John H. Co.                             3.7%
Tuboscope Vetco International
Corporation                                      3.6%
Harman International Industries Inc.             3.6%
Wisconsin Central Transportation Co.             3.5%
Protective Life Corporation                      3.4%
Burr-Brown Corporation                           3.4%
                                                -----
Total                                           36.7%

                             INVESTMENT BY INDUSTRY

Industry                                 % of Net Assets
--------------------------------------------------------
Autos and Transportation                         3.5%
Consumer Discretionary                           2.8%
Consumer Staples                                13.5%
Energy                                          16.1%
Financial                                       21.0%
Health Care                                      7.5%
Materials and Processing                         9.3%
Producer Durables                                8.5%
Technology                                      14.9%
Cash Equivalents and Other Net Assets            2.9%
                                              -------
Total                                          100.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WERTHEIM HIGH YIELD INCOME FUND
-----------------------------------------------------------------

WERTHEIM HIGH YIELD INCOME FUND

PORTFOLIO AND STRATEGY REVIEW AS OF OCTOBER 31, 1996

Over the twelve month period ended October 31, 1996, the Wertheim High Yield Income Fund's total return was 9.98%, compared with the Salomon Brothers High Yield Market Index which returned 11.06%. The underperformance was primarily due to a combination of a generally more conservative approach to investing adopted this year, along with modest price declines in some of the Fund's investments which suffered from specific negative events. On October 31, 1996, the net assets of the Fund were $15,454,2578 of which 95.5% was invested in high yield bonds and the remaining 4.5% in cash equivalents and other net assets. Non-U.S. issuers comprise less than 6% of the Fund.

During the fiscal year, management believed the economic outlook was for a modestly stronger economy, driven primarily by lower unemployment and stronger wage growth, leading to higher consumer spending. It was anticipated that interest rates would rise in response to the better economy, while at the same time there were concerns regarding prices of commodities such as steel and paper, due to increased capacity and imports. In response to this outlook, over the course of the year, the Fund reduced its exposure to the basic industry sector, which includes chemicals, metals, paper and containers, from 18.6% to 6.0% as of October 31, 1996. Over the same period, in response to a stronger consumer, exposure to the retail sector was increased from 0 to 8.4%.

Looking forward to fiscal 1997, management believes the outlook is for tighter labor markets, leading to eventual wage pressures, and thus higher interest rates. In the near term, the market appears comfortable that these wage pressures alone will not trigger an increase in interest rates and waits for more concrete signs of inflation. The high yield market has benefited from a perception of reduced credit risk due to a low level of corporate bond defaults and strong equity markets. It appears optimistic to forecast further improvement in these trends in 1997. Given this outlook, along with the expectation of higher interest rates, over the next six months the strategy of the Fund will be to balance high credit quality, to protect against increases in default rate trends and equity market reversals, with reduced vulnerability to increases in interest rates through the use of "cushion" bonds (bonds trading to their next call date) and to moderate the use of bonds trading at very tight yield spreads over U.S. Treasury bonds.

A review of selected purchases and sales during the year provides an example of our investment process. Late in 1995, the Fund added PANAMSAT CORPORATION, an operator of satellite systems, attracted by their unique asset base and rapidly growing cashflows. Since that time the Company has been purchased by a subsidiary of HUGHES ELECTRONICS to add to the latter's own base of satellites and the bonds are on upgrade watch by both Moodys and Standard & Poors. The 11.375% discount senior subordinated notes due 2003 were purchased at a yield of 9.47% and have provided a return of over 11.5%.

Early in 1996, management identified energy as an area with improving fundamentals and began buying the 10.25% senior notes due 2004 of ENERGY VENTURES, INC., an oil-well equipment manufacturer. For similar reasons, we added PLAINS RESOURCES, INC., an oil and gas producer, purchasing the 10.25% senior subordinated notes due 2006. Since these purchases, both bonds have risen by three points in price.

--------------------------------------------------------------------------------

-----------------------------------------------------------------
WERTHEIM HIGH YIELD INCOME FUND
-----------------------------------------------------------------

Early in 1996, research indicated that the steel industry was having pricing difficulties and had significant new capacity coming on line. In response, the Fund sold its two steel investments, SHEFFIELD STEEL and GULF STATES STEEL. Both companies have since reported weak profits and their bonds have languished at levels below the selling prices. Research also indicated that many sectors of the paper industry were experiencing very poor product pricing yet the bonds did not reflect material weakness; the Fund sold its holding in RePap New Brunswick for this reason and the bonds have since traded below the selling price as the company reported sharply lower profits.

MANAGEMENT DISCUSSION
WHAT WILL BE THE INVESTMENT STRATEGY OF THE FUND IF INTEREST RATES BEGIN TO RISE SHARPLY?

If rates are rising due to an overheating economy, where prices and corporate profits are rising across the board, the Fund would underweight interest-rate-sensitive issues, and overweight weaker credits which are less responsive to changes in rates and more reliant on strong corporate profits. If rates are rising due to the rising cost of components such as labor and energy and the outlook for corporate profits is weak due to continued lack of pricing power for services and final goods, the strategy would be to focus on higher quality "cushion" bonds and to underweight weaker credits to reduce credit risk. It is this latter outlook, and therefore strategy, which is currently favored by management.

HOW ARE SELL DECISIONS MADE?

Sale decisions may be triggered simply because the price target for the security has been reached and our analysis suggests that further upside performance is limited. Sales may also result from changes in the outlook for interest rates, industry fundamentals or specific issuers. When the interest rate outlook is revised to a forecast of lower rates, the usefulness of "cushion" bonds is typically diminished and exposure to those issues will be reduced. In cases where the revised outlook is for higher interest rates, positions in highly interest-sensitive securities are normally reduced. When a deterioration in industry fundamentals is not fully reflected in price levels, exposure to relevant industries may be reduced. Whenever a particular issuer's credit profile deteriorates, regardless of positive industry fundamentals or favorable bond structure, and the security price remains relatively unchanged, the issue will typically be reduced or eliminated. In cases where there is a specific event which negatively impacts the credit and results in an immediate drop in the security price, the credit is reevaluated in light of the new price level and increased volatility, but is not necessarily sold at that point in time.

--------------------------------------------------------------------------------

-----------------------------------------------------------------
WERTHEIM HIGH YIELD INCOME FUND
-----------------------------------------------------------------

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                       IN WERTHEIM HIGH YIELD INCOME FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              HIGH YIELD INCOME FUND        SALOMON HIGH YIELD INDEX
Jan-94                          $10,000                          $10,000
Feb-94                           $9,977                           $9,957
Mar-94                           $9,565                           $9,587
Apr-94                           $9,424                           $9,499
May-94                           $9,268                           $9,533
Jun-94                           $9,332                           $9,543
Jul-94                           $9,362                           $9,637
Aug-94                           $9,362                           $9,691
Sep-94                           $9,363                           $9,665
Oct-94                           $9,341                           $9,667
Nov-94                           $9,260                           $9,561
Dec-94                           $9,169                           $9,668
Jan-95                           $9,295                           $9,807
Feb-95                           $9,585                          $10,134
Mar-95                           $9,723                          $10,239
Apr-95                           $9,945                          $10,480
May-95                           $9,885                          $10,792
Jun-95                           $9,885                          $10,869
Jul-95                          $10,080                          $10,999
Aug-95                          $10,112                          $11,067
Sep-95                          $10,101                          $11,196
Oct-95                          $10,197                          $11,290
Nov-95                          $10,297                          $11,393
Dec-95                          $10,459                          $11,574
Jan-96                          $10,631                          $11,744
Feb-96                          $10,728                          $11,817
Mar-96                          $10,668                          $11,758
Apr-96                          $10,729                          $11,754
May-96                          $10,771                          $11,820
Jun-96                          $10,796                          $11,911
Jul-96                          $10,774                          $11,988
Aug-96                          $10,887                          $12,113
Sep-96                          $11,133                          $12,396
Oct-96                          $11,218                          $12,539

The Salomon Brothers High Yield Market Index is a composite of issues with short, medium and long term maturities and quality ratings by S & P between BB and CCC.

PERFORMANCE INFORMATION

                                                                    ONE YEAR ENDED
                                                                      OCTOBER 31,      INCEPTION TO
                                                                         1996        OCTOBER 31, 1996*
                                                                    ---------------  -----------------
Wertheim High Yield Income Fund...................................         9.98%             4.33%

* Average annual total return from commencement of operations (February 16,
1994)

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

--------------------------------------------------------------------------------

-----------------------------------------------------------------
WERTHEIM HIGH YIELD INCOME FUND
-----------------------------------------------------------------

                Portfolio Characteristics as of October 31, 1996

                                TOP TEN HOLDINGS

Security                                 % of Net Assets
--------------------------------------------------------
Northwest Airlines Trust
NOTE 13.875% 6/21/08                             3.8%
Intermedia Communications of Florida,
Inc.
NOTE 13.50% 6/01/05                              3.5%
Energy Ventures Inc.
NOTE 10.25% 3/15/04                              3.5%
Schuller International Group Inc.
NOTE 10.875% 12/15/04                            3.4%
Host Marriott Travel Plazas Inc.
NOTE 9.50% 5/15/05                               3.3%
Grand Casinos Inc.
MTG. 10.125% 12/01/03                            3.2%
Carbide/Graphite Group Inc.
NOTE 11.50% 9/01/03                              3.2%
Forecast Group
NOTE 11.375% 12/15/00                            3.1%
Videotron Groupe Ltd.
NOTE 10.625% 2/15/05                             3.1%
Sea Containers Ltd. "B"
NOTE 12.50% 12/01/04                             3.0%
                                                -----
Total                                           33.1%

                             INVESTMENT BY INDUSTRY

Industry                                 % of Net Assets
--------------------------------------------------------
Basic Industry                                   6.0%
Capital Goods                                    3.0%
Consumer Cyclical                               23.9%
Consumer Staples                                11.4%
Energy                                          12.9%
Financial                                        2.4%
Media                                           19.2%
Transportation                                   8.7%
Utilities                                        8.2%
Cash Equivalents and Other Net Assets            4.3%
                                              -------
Total                                          100.0%

                                 CREDIT QUALITY

 Rating                % of Market Value of Investments
--------------------------------------------------------
BB                                                35%
B                                                 59%
CCC                                                6%
NR                                                 0%
                                              -------
Total                                            100%*

* Does not include Fund's investments in repurchase agreements determined by SWIS to present minimal credit risk.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WERTHEIM INVESTMENT GRADE INCOME FUND
-----------------------------------------------------------------

WERTHEIM INVESTMENT GRADE INCOME FUND

PORTFOLIO AND STRATEGY REVIEW AS OF OCTOBER 31, 1996

For the fiscal year ended October 31, 1996, the Wertheim Investment Grade Income Fund returned 4.38%, compared with the Lehman Brothers Government/Corporate Index which returned 5.39% over the period. On October 31, 1996, net assets of the Fund were $23,707,599.

During the fiscal year, management's outlook for fixed income markets resulted in the implementation of several policy changes. Management's economic forecasts suggested that growth would be moderate (but greater than consensus) during the fiscal year and that inflation would be moderately higher than in the prior fiscal year. Corporate profit growth was expected to be at a slower rate. Within the fixed income markets, yield spreads between corporate issues and U.S. Treasury issues of similar maturity continued to narrow. For the first time in nearly five years, generic mortgage pass-through securities began to yield more than generic Baa/BBB corporate issues. Based on management's analysis of the economic environment and the shifting relative values available in markets, the portfolio was repositioned. Corporate issues were reduced in favor of mortgage issues and the overall credit quality of the remaining corporates was increased. As of October 31, 1996, corporate issues were reduced to 35% of the Fund from 49% the previous year, while mortgage-backed securities were increased to 15% from 1% for the same period. In 1996, U.S. Agency issues continued to represent attractive alternatives to U.S. Treasury or high quality corporate issues. The U.S. Agency sector holding was increased further during the review period, reaching 12% by October 31, 1996 from 8% a year ago. The portfolio's duration (statistical measure of price volatility) was reduced to nearly 10% less than the Index's duration, reflecting management's growing concerns that inflationary pressures were building and that higher bond yields were likely to ensue. As we begin the new fiscal year, management believes the portfolio is well-positioned, but anticipates that it will further reduce corporate holdings in favor of mortgage securities.

MANAGEMENT DISCUSSION
WHAT IMPACT ARE THE RECENT U.S. ELECTIONS EXPECTED TO HAVE ON THE DIRECTION OF YIELDS?

The longer term direction of yields is primarily determined by the rate of economic growth, the anticipated level of inflation and the likely course of monetary policy. By virtually maintaining the status quo in the recent elections, nothing is likely to dramatically change the outlook for these variables. If growth remains above the long term trend, as it is currently, inflation pressures may be expected to develop, resulting in higher yields.

WHAT AFFECT WOULD A BALANCED BUDGET HAVE ON THE FUND?

A congressional agreement to balance the budget by the year 2002 is possible in 1997. During the recent campaign season, both parties reiterated their desire to reach a balanced budget. In 1992, the federal budget deficit peaked at $290 billion and has declined significantly on an annual basis to its current level of $125 billion. In 1996, the inability of both parties to reach agreement on the balanced budget caused two government shutdowns prior to an April compromise. By balancing the budget, Federal demands for funds would be significantly reduced. The financial markets would, therefore, react positively. This reaction would, in turn, cause yields to decline and investments purchased by the Fund to realize more appreciation thereby improving total return.

--------------------------------------------------------------------------------

-----------------------------------------------------------------
WERTHEIM INVESTMENT GRADE INCOME FUND
-----------------------------------------------------------------

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                    IN WERTHEIM INVESTMENT GRADE INCOME FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               INVESTMENT GRADE INCOME FUND          LEHMAN BROTHERS GOV...T CORP INDEX
Jan-94                                  $10,000                                     $10,000
Feb-94                                   $9,968                                      $9,945
Mar-94                                   $9,708                                      $9,701
Apr-94                                   $9,578                                      $9,621
May-94                                   $9,548                                      $9,604
Jun-94                                   $9,502                                      $9,581
Jul-94                                   $9,696                                      $9,773
Aug-94                                   $9,689                                      $9,777
Sep-94                                   $9,526                                      $9,629
Oct-94                                   $9,511                                      $9,619
Nov-94                                   $9,492                                      $9,601
Dec-94                                   $9,567                                      $9,665
Jan-95                                   $9,727                                      $9,850
Feb-95                                   $9,983                                     $10,079
Mar-95                                  $10,047                                     $10,146
Apr-95                                  $10,186                                     $10,288
May-95                                  $10,626                                     $10,720
Jun-95                                  $10,700                                     $10,805
Jul-95                                  $10,643                                     $10,763
Aug-95                                  $10,771                                     $10,901
Sep-95                                  $10,859                                     $11,012
Oct-95                                  $10,996                                     $11,174
Nov-95                                  $11,168                                     $11,358
Dec-95                                  $11,319                                     $11,525
Jan-96                                  $11,398                                     $11,597
Feb-96                                  $11,161                                     $11,351
Mar-96                                  $11,069                                     $11,256
Apr-96                                  $10,974                                     $11,178
May-96                                  $10,931                                     $11,159
Jun-96                                  $11,058                                     $11,307
Jul-96                                  $11,072                                     $11,333
Aug-96                                  $11,049                                     $11,305
Sep-96                                  $11,236                                     $11,506
Oct-96                                  $11,477                                     $11,774

The Lehman Brothers Government/Corporate Index is a composite of investment grade issues with maturities greater than one year.

PERFORMANCE INFORMATION

                                                                    ONE YEAR ENDED
                                                                      OCTOBER 31,      INCEPTION TO
                                                                         1996        OCTOBER 31, 1996*
                                                                    ---------------  -----------------
Wertheim Investment Grade Income Fund.............................         4.38%             5.25%

* Average annual total return from commencement of operations (February 22,
1994)

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

--------------------------------------------------------------------------------

-----------------------------------------------------------------
WERTHEIM INVESTMENT GRADE INCOME FUND
-----------------------------------------------------------------

                Portfolio Characteristics as of October 31, 1996

                                TOP TEN HOLDINGS

Security                                 % of Net Assets
--------------------------------------------------------
U.S. Treasury Note                               8.5%
6.125% 05/15/98
U.S. Treasury Note                               5.6%
7.250% 08/15/04
U.S. Treasury Note                               5.3%
6.500% 08/15/05
U.S. Treasury Note                               4.2%
7.500% 10/31/99
U.S. Treasury Note                               3.9%
7.375% 11/15/97
FNMA                                             3.0%
6.400% 09/27/05
Lucent Technologies Inc.                         3.0%
6.900% 07/15/01
FHLB                                             2.9%
6.225% 10/24/05
FNMA PL# 303909                                  2.8%
7.000% 05/01/26
Ford Motor Credit Company                        2.8%
6.250% 12/08/05
                                                -----
Total                                           42.0%

                              INVESTMENT BY SECTOR

Sector                                   % of Net Assets
--------------------------------------------------------
Corporate Notes                                 35.2%
Government Agencies                             12.0%
Mortgages                                       14.6%
U.S. Treasury Issues                            31.5%
Cash Equivalents and Other Net Assets            6.7%
                                              -------
Total                                          100.0%

                                 CREDIT QUALITY

 Rating                % of Market Value of Investments
--------------------------------------------------------
U.S. Treasury Issues                              33%
Government Agencies                               27%
AAA                                                2%
AA                                                 5%
A                                                 24%
Baa                                                9%
                                                 ----
Total                                            100%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WERTHEIM SHORT-TERM INVESTMENT FUND
-----------------------------------------------------------------

WERTHEIM SHORT-TERM INVESTMENT FUND

PORTFOLIO AND STRATEGY REVIEW AS OF OCTOBER 31, 1996

For the fiscal year ended October 31, 1996, the Wertheim Short-Term Investment Fund realized a total return of 4.63%, compared to 5.32% for the 90 day U.S. Treasury Bill. At year end, net assets of the Fund were $30,526,568.

Management's forecasts suggested that economic growth would be moderate (but greater than consensus) during the fiscal year ended October 31, 1996, and that inflation would be moderately higher than in fiscal year 1995. The money market yield curve (the level of yields at different maturity points) on November 1, 1995 was flat at 5.5% and was projecting no change in monetary policy by the Federal Reserve. During the fiscal year, the bond and money markets began to anticipate some shift in policy by the Federal Reserve. At fiscal year end, six month U.S. Treasury Bills yielded 30 basis points more than three month Bills which was consistent with the market's expectations of a minor policy adjustment. Management implemented a strategy to utilize the positive slope of the yield curve to enhance the Fund's return. The resulting structure successfully captured extra yield with minimal lengthening in the Fund's average maturity.

Management's continuing research efforts have identified several opportunities to add value within the money markets. At fiscal year end, for example, attractive yield premiums had developed between asset-backed securities and U.S. Treasury Bills. Management is in the process of adding holdings in this sector, and on October 31, 1996, they were 5% of Fund assets.

--------------------------------------------------------------------------------

-----------------------------------------------------------------
WERTHEIM SHORT-TERM INVESTMENT FUND
-----------------------------------------------------------------

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                     IN WERTHEIM SHORT-TERM INVESTMENT FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              SHORT-TERM INVESTMENT FUND        90 DAY TREASURY BILL
Jan-94                               $10,015                   $10,018
Feb-94                                $9,995                   $10,045
Mar-94                                $9,998                   $10,075
Apr-94                                $9,957                   $10,107
May-94                               $10,006                   $10,144
Jun-94                               $10,047                   $10,180
Jul-94                               $10,067                   $10,218
Aug-94                               $10,114                   $10,257
Sep-94                               $10,143                   $10,298
Oct-94                               $10,183                   $10,340
Nov-94                               $10,203                   $10,387
Dec-94                               $10,246                   $10,436
Jan-95                               $10,292                   $10,489
Feb-95                               $10,348                   $10,541
Mar-95                               $10,382                   $10,593
Apr-95                               $10,445                   $10,645
May-95                               $10,497                   $10,697
Jun-95                               $10,538                   $10,747
Jul-95                               $10,572                   $10,798
Aug-95                               $10,625                   $10,847
Sep-95                               $10,656                   $10,896
Oct-95                               $10,695                   $10,945
Nov-95                               $10,736                   $10,995
Dec-95                               $10,779                   $11,044
Jan-96                               $10,832                   $11,091
Feb-96                               $10,859                   $11,137
Mar-96                               $10,900                   $11,184
Apr-96                               $10,927                   $11,235
May-96                               $10,996                   $11,283
Jun-96                               $11,006                   $11,333
Jul-96                               $11,058                   $11,383
Aug-96                               $11,100                   $11,432
Sep-96                               $11,140                   $11,482
Oct-96                               $11,193                   $11,531

The 90 Day U.S. Treasury Bill return is an average return on the three month U.S. Treasury Bills.

PERFORMANCE INFORMATION

                                                                    ONE YEAR ENDED
                                                                      OCTOBER 31,      INCEPTION TO
                                                                         1996        OCTOBER 31, 1996*
                                                                    ---------------  -----------------
Wertheim Short-Term Investment Fund...............................         4.63%             4.09%

* Average annual total return from commencement of operations (January 11, 1994)

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

--------------------------------------------------------------------------------

-----------------------------------------------------------------
WERTHEIM SHORT-TERM INVESTMENT FUND
-----------------------------------------------------------------

                Portfolio Characteristics as of October 31, 1996

                                TOP TEN HOLDINGS

Security                                 % of Net Assets
--------------------------------------------------------
Ford Credit Auto Loan 92-1A                      4.9%
6.875% 1/15/99
Mobil Corporation Note                           4.9%
6.5% 2/15/97
SLMA Medium Term Note                            4.9%
6.00% 10/21/97
John Deere Capital Corporation                   4.9%
C/P 11/5/96
General Electric Capital Corporation             4.9%
C/P 11/20/96
FHLB                                             4.9%
DISC. NOTE 3/3/97
FHLB                                             4.9%
DISC. NOTE 12/6/96
U.S. Treasury Note                               4.9%
5.125% 2/28/98
duPont E I de Nemours & Company                  4.9%
C/P 12/18/96
FNMA                                             4.9%
DISC. NOTE 1/2/97
                                                -----
Total                                           49.0%

                              INVESTMENT BY SECTOR

Sector                                   % of Net Assets
--------------------------------------------------------
Asset and Mortgage Backed Issues                 8.3%
Commercial Paper                                29.2%
Corporate Notes                                  4.9%
Government Agencies                             51.8%
U.S. Treasury Issues                             4.9%
Cash Equivalents and Other Net Assets            0.9%
                                              -------
Total                                          100.0%

                                 CREDIT QUALITY

 Rating                % of Market Value of Investments
--------------------------------------------------------
U.S. Treasury/Agency                              60%
AAA                                               35%
AA                                                 5%
                                                 ----
Total                                            100%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WSIS SERIES TRUST
-----------------------------------------------------------------

PERFORMANCE INFORMATION

                                                                 ONE YEAR ENDED        INCEPTION TO
                                                               SEPTEMBER 30, 1996   SEPTEMBER 30, 1996*
                                                               ------------------   -------------------
 Wertheim Equity Value Fund..................................        13.70%                10.86%
 Wertheim Small Capitalization Value Fund....................        14.72%                10.65%
 Wertheim High Yield Income Fund.............................        10.19%                 4.17%
 Wertheim Investment Grade Income Fund.......................         3.48%                 4.57%
 Wertheim Short-Term Investment Fund.........................         4.95%                 4.05%

* From commencement of operations (February 16, 1994 for Wertheim Equity Value Fund, Wertheim Small Capitalization Value Fund and Wertheim High Yield Income Fund; February 22, 1994 for Wertheim Investment Grade Income Fund and January 11, 1994 for Wertheim Short-Term Investment Fund)

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL INCOME DIVIDENDS. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN A FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

THE VIEWS EXPRESSED IN THIS REPORT WERE THOSE OF THE FUND'S PORTFOLIO MANAGERS AS OF THE DATES SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGERS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUNDS IN UNDERSTANDING THEIR INVESTMENTS IN THE FUNDS AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WERTHEIM EQUITY VALUE FUND
-----------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 1996

    Shares                                            Value $
 ---------                                            -----------
            COMMON STOCKS
            BASIC INDUSTRY - (5.6%)
    18,300  Ferro Corporation                             494,100
    31,800  James River Corporation of Virginia         1,001,700
    16,500  Reynolds Metals Company                       928,125
                                                      -----------
                                                        2,423,925
            CAPITAL GOODS - (15.7%)
    26,100  Allied Signal, Incorporated                 1,709,550
    17,400  General Electric Company                    1,683,450
    16,600  McDonnell Douglas Corporation                 904,700
    15,500  Rockwell International Corporation            852,500
    17,700  Textron, Incorporated                       1,570,875
                                                      -----------
                                                        6,721,075
            CONSUMER CYCLICAL - (8.2%)
    28,800  Time Warner, Incorporated                   1,072,800
    31,900  Viacom, Incorporated (1)                    1,040,738
    53,100  Wal Mart Stores, Incorporated               1,413,787
                                                      -----------
                                                        3,527,325
            CONSUMER STAPLES - (19.6%)
    26,300  Albertson's, Incorporated                     904,063
    18,700  Colgate Palmolive Company                   1,720,400
    15,500  CPC International, Incorporated             1,222,562
    36,800  Heinz H J Company                           1,306,400
    10,700  Kimberly Clark Corporation                    997,775
    34,300  Pharmacia & Upjohn, Incorporated            1,234,800
    29,600  Rite Aid Corporation                        1,006,400
                                                      -----------
                                                        8,392,400
            ENERGY - (12.0%)
    17,500  Amerada Hess Corporation                      969,063
    18,700  Amoco Corporation                           1,416,525
    18,400  Chevron Corporation                         1,209,800

    Shares                                            Value $
 ---------                                            -----------
            ENERGY - (CONTINUED)
    13,500  Mobil Corporation                           1,576,125
                                                      -----------
                                                        5,171,513
            FINANCE - (12.6%)
    13,900  Allstate Corporation                          780,137
    17,200  American International Group,
             Incorporated                               1,868,350
    18,100  BankAmerica Corporation                     1,656,150
     7,500  General Reinsurance Corporation             1,104,375
                                                      -----------
                                                        5,409,012
            TECHNOLOGY - (13.3%)
    38,700  Autodesk, Incorporated                        885,263
    10,900  Intel Corporation                           1,197,637
    12,100  International Business Machines             1,560,900
    12,400  Linear Technology Corporation                 415,400
    25,000  LSI Logic Corporation (1)                     662,500
    14,500  Seagate Technology (1)                        967,875
                                                      -----------
                                                        5,689,575
            TELECOMMUNICATIONS - (2.4%)
    21,000  AT&T Corporation                              732,375
     6,805  Lucent Technologies, Incorporated             319,835
                                                      -----------
                                                        1,052,210
            TRANSPORTATION - (2.2%)
    31,600  Ryder Systems, Incorporated                   940,100
                                                      -----------
            UTILITIES - (4.9%)
    19,300  FPL Group, Incorporated                       887,800
    28,800  GTE Corporation                             1,213,200
                                                      -----------
                                                        2,101,000
                                                      -----------
            TOTAL COMMON STOCKS
             (Cost $34,191,102) - 96.5%                41,428,135
                                                      -----------

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WERTHEIM EQUITY VALUE FUND
-----------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1996

 Principal
 Amount $                                               Value $
 ---------                                            -----------
            SHORT TERM INVESTMENT
            REPURCHASE AGREEMENT - (5.9%)
 2,520,000  State Street Bank and Trust Company
             4.750% 11/01/1996 (2)
             (Cost $2,520,000)                          2,520,000
                                                      -----------
            TOTAL INVESTMENTS
             (Cost $36,711,102) - 102.4%               43,948,135
            LIABILITIES IN EXCESS OF OTHER ASSETS -
             (2.4)%                                    (1,042,876)
                                                      -----------
            NET ASSETS - 100.0%                       $42,905,259
                                                      -----------
                                                      -----------

(1)  Non-income producing security.
(2) The repurchase agreement, dated 10/31/96, with a repurchase price of $2,520,333, is collateralized by a $2,470,000 United States Treasury Note, 6.50%, 5/31/01.

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WERTHEIM SMALL CAPITALIZATION VALUE FUND
-----------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 1996

    Shares                                            Value $
 ---------                                            -----------
            COMMON STOCKS
            AEROSPACE - (2.9%)
    63,000  Wyman Gordon Company (1)                    1,386,000
                                                      -----------
            BANKS - (4.5%)
    23,000  Bank United Corporation (1)                   612,375
    70,000  Hibernia Corporation                          778,750
     7,354  Peoples Heritage Financial Group,
             Incorporated                                 169,142
    54,500  Sovereign Bancorp, Incorporated               640,375
                                                      -----------
                                                        2,200,642
            BUSINESS SERVICES - (7.9%)
    67,000  Jacobs Engineering Group, Incorporated
             (1)                                        1,482,375
    22,000  Keane, Incorporated (1)                     1,020,250
    21,800  Policy Management Systems Corporation
             (1)                                          784,800
    26,000  Right Management Consultants (1)              572,000
                                                      -----------
                                                        3,859,425
            CHEMICALS - (7.1%)
    21,000  Cambrex Corporation                           656,250
    24,500  Minerals Technologies, Incorporated           961,625
    45,000  OM Group, Incorporated                      1,845,000
                                                      -----------
                                                        3,462,875
            COMPUTERS & BUSINESS
             EQUIPMENT - (6.9%)
   128,000  Data General Corporation (1)                1,904,000
    65,000  Stratus Computer, Incorporated (1)          1,454,375
                                                      -----------
                                                        3,358,375
            CONSUMER ELECTRONICS - (3.6%)
    34,000  Harman International Industries,
             Incorporated                               1,746,750
                                                      -----------

    Shares                                            Value $
 ---------                                            -----------
            DRUGS & HEALTH CARE - (4.7%)
    17,900  Genesis Health Ventures, Incorporated
             (1)                                          409,463
    40,000  R. P. Scherer Corporation (1)               1,855,000
                                                      -----------
                                                        2,264,463
            ELECTRONICS - (3.4%)
    77,000  Burr-Brown Corporation (1)                  1,636,250
                                                      -----------
            FINANCIAL SERVICES - (2.5%)
     8,500  Eaton Vance Corporation                       371,875
    12,800  Liberty Financial Companies,
             Incorporated                                 449,600
     6,500  United States Trust Corporation               404,625
                                                      -----------
                                                        1,226,100
            GAS EXPLORATION - (7.1%)
    68,000  Parker & Parsley Petroleum Company          1,955,000
    99,000  Snyder Oil Corporation                      1,509,750
                                                      -----------
                                                        3,464,750
            HOTELS & RESTAURANTS - (1.0%)
    29,000  RFS Hotel Investors, Incorporated             471,250
                                                      -----------
            HOUSEHOLD PRODUCTS - (2.8%)
   100,000  Dial Corporation New                        1,375,000
                                                      -----------
            INDUSTRIAL MACHINERY - (2.6%)
    92,500  Gerber Scientific, Incorporated             1,248,750
                                                      -----------
            INSURANCE - (11.9%)
    37,000  Horace Mann Educators Corporation           1,267,250
    48,000  Protective Life Corporation                 1,656,000
    55,000  Vesta Insurance Group, Incorporated         1,409,375
    80,000  Western National Corporation                1,440,000
                                                      -----------
                                                        5,772,625

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WERTHEIM SMALL CAPITALIZATION VALUE FUND
-----------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1996

    Shares                                            Value $
 ---------                                            -----------
            COMMON STOCKS
            MANUFACTURING - (5.1%)
    33,000  Aptargroup, Incorporated                    1,064,250
    46,000  Waters Corporation (1)                      1,426,000
                                                      -----------
                                                        2,490,250
            PETROLEUM SERVICES - (9.0%)
    36,000  Energy Ventures, Incorporated (1)           1,584,000
    34,000  Input/Output, Incorporated (1)              1,011,500
   115,000  Tuboscope Vetco International
             Corporation (1)                            1,753,750
                                                      -----------
                                                        4,349,250
            PUBLISHING - (3.7%)
    58,000  Harland John H. Company                     1,805,250
                                                      -----------
            REAL ESTATE - (2.1%)
    34,000  Beacon Properties Corporation                 998,750
                                                      -----------
            RETAIL TRADE - (1.8%)
    22,000  TJX Companies, Incorporated                   880,000
                                                      -----------
            SOFTWARE - (3.0%)
   136,000  Symantec Corporation (1)                    1,479,000
                                                      -----------

    Shares                                            Value $
 ---------                                            -----------
            TRANSPORTATION - (3.5%)
    47,800  Wisconsin Central Transportation
             Corporation (1)                            1,720,800
                                                      -----------
            TOTAL COMMON STOCKS
             (Cost $38,228,921) - 97.1%                47,196,555
                                                      -----------
 Principal
 Amount $
 ---------
            SHORT TERM INVESTMENT
            REPURCHASE AGREEMENT - (6.2%)
 3,025,000  State Street Bank and Trust Company
             4.750% 11/01/1996 (2)
             (Cost $3,025,000)                          3,025,000
                                                      -----------
            TOTAL INVESTMENTS
             (Cost $41,253,921) - 103.3%               50,221,555
            LIABILITIES IN EXCESS OF OTHER ASSETS -
             (3.3)%                                    (1,607,371)
                                                      -----------
            NET ASSETS - 100.0%                       $48,614,184
                                                      -----------
                                                      -----------

(1)  Non-income producing security.
(2) The repurchase agreement, dated 10/31/96, with a repurchase price of $3,025,399, is collateralized by a $2,965,000 United States Treasury Note, 6.50%, 5/31/01.

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WERTHEIM HIGH YIELD INCOME FUND
-----------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 1996

 Principal
 Amount $                                               Value $
 ---------                                            -----------
            CORPORATE BONDS
            BASIC INDUSTRY - (6.3%)
   450,000  Carbide/Graphite Group, Incorporated
             11.500% 09/01/2003                           489,375
   550,000  Forecast Group 11.375% 12/15/2000             484,000
                                                      -----------
                                                          973,375
            CABLE AND MEDIA - (13.8%)
   275,000  CAI Wireless Systems, Incorporated
             12.250% 09/15/2002                           268,125
   450,000  Comcast Corporation 9.500% 01/15/2008         447,750
   200,000  Echostar Communications Corporation
             11.364% 06/01/2004 (1)                       159,000
   425,000  Heartland Wireless Commerce,
             Incorporated 13.000% 04/15/2003              456,875
   435,000  Videotron Group Limited 10.625%
             02/15/2005                                   476,325
   350,000  Young Broadcasting, Incorporated 9.000%
             01/15/2006                                   320,250
                                                      -----------
                                                        2,128,325
            CASINOS - (6.0%)
   500,000  Grand Casinos, Incorporated 10.125%
             12/01/2003                                   491,875
   225,000  Pioneer Finance Corporation 13.500%
             12/01/1998                                   200,250
   325,000  Santa Fe Hotel, Incorporated 11.000%
             12/15/2000                                   230,750
                                                      -----------
                                                          922,875

 Principal
 Amount $                                               Value $
 ---------                                            -----------
            CHEMICALS - (2.8%)
   425,000  Freeport McMoran Resource, LP 8.750%
             02/15/2004                                   433,500
                                                      -----------
            CONSUMER/NON-
             DURABLES - (10.3%)
   300,000  CompUSA, Incorporated 9.500% 06/15/2000       308,250
   275,000  Coty, Incorporated 10.250% 05/01/2005         293,563
   325,000  Federated Department Stores,
             Incorporated 8.500% 06/15/2003               338,813
   300,000  Kash N' Karry Food Stores, Incorporated
             11.500% 02/01/2003                           300,750
   325,000  Stater Brothers Holdings, Incorporated
             11.000% 03/01/2001                           345,312
                                                      -----------
                                                        1,586,688
            ENERGY - (12.1%)
   500,000  Energy Ventures, Incorporated
             10.250% 03/15/2004                           536,250
            Flores & Rucks, Incorporated
    75,000  9.750% 10/01/2006                              77,062
   350,000  13.500% 12/01/2004                            412,125
   100,000  Noble Drilling Corporation 9.125%
             07/01/2006                                   105,750
   400,000  Plains Resources, Incorporated
             10.250% 03/15/2006                           418,000
   325,000  Veritas DGC, Incorporated 9.750%
             10/15/2003                                   328,250
                                                      -----------
                                                        1,877,437
            FINANCE - (2.4%)
   365,000  Presidential Life Corporation 9.500%
             12/15/2000                                   375,950
                                                      -----------

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WERTHEIM HIGH YIELD INCOME FUND
-----------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1996

 Principal
 Amount $                                               Value $
 ---------                                            -----------
            CORPORATE BONDS
            MANUFACTURING - (6.4%)
   450,000  Guess, Incorporated 9.500% 08/15/2003         459,000
   475,000  Schuller International Group,
             Incorporated 10.875% 12/15/2004              524,875
                                                      -----------
                                                          983,875
            PUBLISHING - (2.5%)
            K-III Communications Corporation
   275,000  10.250% 06/01/2004                            286,000
   100,000  10.625% 05/01/2002                            105,000
                                                      -----------
                                                          391,000
            SERVICES - (9.5%)
   275,000  Abbey Healthcare Group, Incorporated
             9.500% 11/01/2002                            285,313
   275,000  Healthsouth Corporation 9.500%
             04/01/2001                                   292,875
   500,000  Host Marriott Travel Plazas,
             Incorporated 9.500% 05/15/2005               505,000
   375,000  Universal Health Services, Incorporated
             8.750% 08/15/2005                            380,625
                                                      -----------
                                                        1,463,813
            TRANSPORTATION - (11.6%)
   300,000  CHC Helicopter Corporation 11.500%
             07/15/2002                                   300,000
   500,000  Northwest Airlines Trust 13.875%
             06/21/2008                                   585,000
   475,000  Sabreliner Corporation 12.500%
             04/15/2003                                   447,687

 Principal
 Amount $                                               Value $
 ---------                                            -----------
            TRANSPORTATION - (CONTINUED)
   425,000  Sea Containers Limited Series B 12.500%
             12/01/2004                                   463,250
                                                      -----------
                                                        1,795,937
            UTILITIES - (11.8%)
   475,000  Intermedia Communications of Florida,
             Incorporated 13.500% 06/01/2005              542,687
   275,000  Mobile Telecommunication Tech
             Corporation 13.500% 12/15/2002               279,813
   475,000  Paging Network, Incorporated
             8.875% 02/01/2006                            441,750
            PanAmSat Corporation
   150,000  7.935% 08/01/2003 (1)                         137,250
   300,000  9.750% 08/01/2000                             317,250
   100,000  Texas New Mexico Power Company 10.750%
             09/15/2003                                   108,500
                                                      -----------
                                                        1,827,250
                                                      -----------
            TOTAL CORPORATE BONDS
             (Cost $14,481,245) - 95.5%                14,760,025
                                                      -----------
    Shares
 ---------
            WARRANT
            TRANSPORTATION - (0.0%)
       340  Sabreliner Corporation (2)
             (Cost $2,289) - 0.0%                           1,360
                                                      -----------

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WERTHEIM HIGH YIELD INCOME FUND
-----------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1996

 Principal
 Amount $                                               Value $
 ---------                                            -----------
            SHORT TERM INVESTMENT
            REPURCHASE AGREEMENT - (3.2%)
   490,000  State Street Bank and Trust Company
             4.750% 11/01/1996 (3)
             (Cost $490,000) - 3.2%                       490,000
                                                      -----------
            TOTAL INVESTMENTS
             (Cost $14,973,534) - 98.7%                15,251,385
            OTHER ASSETS LESS LIABILITIES - 1.3%          202,872
                                                      -----------
            NET ASSETS - 100.0%                       $15,454,257
                                                      -----------
                                                      -----------

(1)  Zero coupon bond. Coupon amount represents the yield to maturity.
(2) Pursuant to Rule 144A of the Securities Act of 1933, this security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1996, this security aggregated $1,360, or 0% of the net assets of the Fund.
(3) The repurchase agreement, dated 10/31/96, with a repurchase price of $490,065, is collateralized by a $480,000 United States Treasury Note, 6.50%, 5/31/01.

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WERTHEIM INVESTMENT GRADE INCOME FUND
-----------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 1996

 Principal
 Amount $                                               Value $
 ---------                                            -----------
            GOVERNMENT AND
             AGENCY SECURITIES
            FEDERAL AGENCIES - (2.9%)
   700,000  Federal Home Loan Bank Consolidated
             Discount Notes
             6.225% 10/24/2005                            683,333
                                                      -----------
            FEDERALLY CHARTERED - (9.1%)
            Federal National Mortgage Association
   650,000  6.250% 08/12/2003                             634,530
   500,000  6.320% 12/23/2003                             488,190
   330,000  6.360% 08/16/2000                             332,274
   725,000  6.400% 09/27/2005                             716,249
                                                      -----------
                                                        2,171,243
            U. S. GOVERNMENT
             SECURITIES - (31.5%)
   500,000  United States Treasury Bond 7.125%
             02/15/2023                                   523,485
            United States Treasury Notes
   200,000  6.000% 08/31/1997                             200,784
 2,000,000  6.125% 05/15/1998                           2,014,040
 1,250,000  6.500% 08/15/2005                           1,264,000
   225,000  6.625% 06/30/2001                             229,889
 1,250,000  7.250% 08/15/2004                           1,323,625
   900,000  7.375% 11/15/1997                             916,236
   950,000  7.500% 10/31/1999                             990,176
                                                      -----------
                                                        7,462,235
                                                      -----------
            TOTAL GOVERNMENT
             AND AGENCY SECURITIES
            (Cost $10,138,522) - 43.5%                 10,316,811
                                                      -----------
            MORTGAGE BACKED
             SECURITIES
            COLLATERALIZED MORTGAGE
             OBLIGATION - (1.1%)
   250,000  Federal Home Loan Mortgage Corporation
             6.000% 05/15/2008                            244,168
                                                      -----------

 Principal
 Amount $                                               Value $
 ---------                                            -----------
            MORTGAGE PASS-THROUGH
             SECURITIES - (13.5%)
   605,618  Federal Home Loan Mortgage Corporation
             8.000% 01/01/2026                            619,432
            Federal National Mortgage Association
   616,583  7.000% 12/01/2010                             617,353
   677,055  7.000% 05/01/2024                             664,787
   681,340  7.000% 05/01/2026                             668,994
   643,441  Government National Mortgage Association
             6.500% 05/15/2009                            636,402
                                                      -----------
                                                        3,206,968
                                                      -----------
            TOTAL MORTGAGE BACKED SECURITIES
             (Cost $3,402,972) - 14.6%                  3,451,136
                                                      -----------
            CORPORATE BONDS
            CHEMICALS - (0.9%)
   225,000  Mallinckrodt Group, Incorporated 6.500%
             11/15/2007                                   217,283
                                                      -----------
            FINANCE & BANKING - (21.1%)
   350,000  Associates Corporation North America
             6.400% 10/20/2002                            348,107
   400,000  Chrysler Financial Corporation 7.310%
             03/24/1998                                   407,576
   500,000  Citicorp
             7.125% 09/01/2005                            508,260
   500,000  Dean Witter Discover & Company 6.875%
             03/01/2003                                   506,690
            Ford Motor Credit Company
   700,000  6.250% 12/08/2005                             667,324
   200,000  9.250% 06/15/1998                             210,130
   500,000  General Electric Capital Corporation
             7.875% 12/01/2006                            541,730

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WERTHEIM INVESTMENT GRADE INCOME FUND
-----------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1996

 Principal
 Amount $                                               Value $
 ---------                                            -----------
            CORPORATE BONDS
            FINANCE & BANKING -
             (CONTINUED)
            General Motors Acceptance Corporation
   300,000  6.750% 07/18/2003                             300,918
   250,000  6.750% 10/06/2003                             250,800
   100,000  NCNB Corporation 10.200% 07/15/2015           127,127
   575,000  Pitney Bowes Credit Corporation 6.625%
             06/01/2002                                   580,675
   550,000  Sears Roebuck Acceptance Corporation
             6.500% 10/04/2000                            552,398
                                                      -----------
                                                        5,001,735
            INDUSTRIALS - (2.7%)
   650,000  Nabisco, Incorporated 7.050% 07/15/2007       639,866
                                                      -----------
            INSURANCE - (1.7%)
   400,000  Western National Corporation 7.125%
             02/15/2004                                   403,884
                                                      -----------
            LEISURE TIME - (2.6%)
   575,000  Royal Caribbean Cruises Limited 8.250%
             04/01/2005                                   613,260
                                                      -----------
            OIL - (1.2%)
   265,000  Chevron Corporation 8.110% 12/01/2004         285,760
                                                      -----------

 Principal
 Amount $                                               Value $
 ---------                                            -----------
            TECHNOLOGY - (3.0%)
   700,000  Lucent Technologies, Incorporated 6.900%
             07/15/2001                                   712,775
                                                      -----------
            TRANSPORTATION - (2.0%)
   500,000  Burlington Northern Santa Fe
             6.875% 02/15/2016                            467,370
                                                      -----------
            TOTAL CORPORATE BONDS
             (Cost $8,226,229) - 35.2%                  8,341,933
                                                      -----------
            SHORT TERM INVESTMENT
            REPURCHASE AGREEMENT - (5.4%)
 1,287,000  State Street Bank and Trust Company
             4.750% 11/01/1996 (1)
             (Cost $1,287,000) - 5.4%                   1,287,000
                                                      -----------
            TOTAL INVESTMENTS
             (Cost $23,054,723) - 98.7%                23,396,880
            OTHER ASSETS LESS LIABILITIES - 1.3%          310,719
                                                      -----------
            NET ASSETS - 100.0%                       $23,707,599
                                                      -----------
                                                      -----------

(1) The repurchase agreement, dated 10/31/96, with a repurchase price of $1,287,170, is collateralized by a $1,260,000 United States Treasury Note, 6.50%, 5/31/01.

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WERTHEIM SHORT-TERM INVESTMENT FUND
-----------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 1996

 Principa l
 Amount $                                             Value $
 ---------                                            -----------
            ASSET BACKED SECURITIES
            AUTO LOAN - (5.3%)
 1,500,000  Ford Credit Auto Loan Master Trust
             6.875% 01/15/1999                          1,504,080
   124,865  General Motors Acceptance Corporation
             Grantor Trust 4.150% 03/16/1998              124,944
                                                      -----------
            TOTAL ASSET BACKED SECURITIES
             (Cost $1,627,981) - 5.3%                   1,629,024
                                                      -----------
            GOVERNMENT AND
             AGENCY SECURITIES
            COLLATERALIZED MORTGAGE
             OBLIGATION - (3.0%)
   901,359  Federal Home Loan Mortgage PC Guaranteed
             5.000% 04/15/2002                            897,988
                                                      -----------
            FEDERAL AGENCIES - (27.7%)
            Federal Home Loan Bank Consolidated
             Discount Notes
 1,000,000  5.240% 11/08/1996                             998,981
 1,500,000  5.290% 12/06/1996                           1,492,285
 1,500,000  5.310% 01/17/1997                           1,483,926
 1,500,000  5.480% 01/30/1997                           1,480,988
 1,520,000  5.500% 03/03/1997                           1,493,884
 1,500,000  Student Loan Marketing Association
             Medium Term Note
             6.000% 10/21/1997                          1,503,030
                                                      -----------
                                                        8,453,094

 Principa l
 Amount $                                             Value $
 ---------                                            -----------

            FEDERALLY CHARTERED - (24.1%)
            Federal National Mortgage Association
             Discount Notes
 1,500,000  5.260% 04/16/1997                           1,464,933
 1,500,000  5.270% 04/07/1997                           1,466,834
 1,500,000  5.480% 03/07/1997                           1,473,382
 1,500,000  5.520% 01/02/1997                           1,487,057
 1,500,000  International Bank For Reconstruction &
             Development Discount Note
             5.490% 02/18/1997                          1,476,974
                                                      -----------
                                                        7,369,180
            U. S. GOVERNMENT
             SECURITY - (4.9%)
 1,500,000  United States Treasury Note 5.125%
             02/28/1998                                 1,490,325
                                                      -----------
            TOTAL GOVERNMENT AND AGENCY SECURITIES
             (Cost $18,195,956) - 59.7%                18,210,587
                                                      -----------
            CORPORATE BOND
            OIL - (4.9%)
 1,500,000  Mobil Corporation 6.500% 02/15/1997
             (Cost $1,506,321) - 4.9%                   1,503,975
                                                      -----------
            COMMERCIAL PAPER
            FINANCIAL SERVICES - (29.2%)
 1,500,000  duPont E I de Nemours & Company 5.280%
             12/18/1996                                 1,489,660

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WERTHEIM SHORT-TERM INVESTMENT FUND
-----------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1996

 Principa l
 Amount $                                             Value $
 ---------                                            -----------
            COMMERCIAL PAPER
            FINANCIAL SERVICES - (CONTINUED)
 1,500,000  Ford Motor Credit Company 5.600%
             01/21/1997                                 1,482,112
 1,500,000  General Electric Capital Corporation
             5.320% 11/20/1996                          1,495,788
 1,500,000  General Motors Acceptance Corporation
             5.650% 02/03/1997                          1,479,242
 1,500,000  John Deere Capital Corporation 5.300%
             11/05/1996                                 1,499,117
 1,500,000  Sears Roebuck Acceptance Corporation
             5.600% 03/24/1997                          1,468,421
                                                      -----------
            TOTAL COMMERCIAL PAPER
             (Cost $8,910,169) - 29.2%                  8,914,340
                                                      -----------

 Principa l
 Amount $                                             Value $
 ---------                                            -----------

            OTHER SHORT TERM
             INVESTMENT
            REPURCHASE AGREEMENT - (0.9%)
   271,000  State Street Bank and Trust Company
             4.750% 11/01/1996 (1)
             (Cost $271,000) - 0.9%                       271,000
                                                      -----------
            TOTAL INVESTMENTS
             (Cost $30,511,427) - 100.0%               30,528,926
            LIABILITIES IN EXCESS OF OTHER ASSETS -
             0.0%                                          (2,358)
                                                      -----------
            NET ASSETS - 100.0%                       $30,526,568
                                                      -----------
                                                      -----------

(1) The repurchase agreement, dated 10/31/96, with a repurchase price of $271,036, is collateralized by a $270,000 United States Treasury Note, 6.50%, 5/31/01.

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WSIS SERIES TRUST
-----------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1996

                                                                SMALL                  INVESTMENT
                                                  EQUITY     CAPITALIZATION HIGH YIELD    GRADE     SHORT-TERM
                                                   VALUE        VALUE       INCOME       INCOME     INVESTMENT
                                                   FUND         FUND         FUND         FUND         FUND
                                                -----------  -----------  -----------  -----------  -----------
 ASSETS
   Investments in securities, at value - Note
     2........................................  $43,948,135  $50,221,555  $15,251,385  $23,396,880  $30,528,926
   Cash.......................................          903         640           714         326           761
   Dividends receivable.......................       27,795       5,965         4,250           0             0
   Interest receivable........................          333         399       433,923     354,185        70,636
   Receivable for trust shares sold...........       74,807      24,041         9,615         422             0
   Deferred organizational costs..............       25,433      25,433        25,433      25,773        23,339
   Prepaid expenses...........................        6,609       7,749         5,854       5,897         6,581
   Due from Schroder Wertheim Investment
     Services, Inc. - Note 3..................            0           0         6,488       5,036             0
                                                -----------  -----------  -----------  -----------  -----------
       TOTAL ASSETS...........................   44,084,015  50,285,782    15,737,662  23,788,519    30,630,243
 LIABILITIES
   Payable for securities purchased...........    1,091,948   1,568,960       109,624           0             0
   Payable for trust shares redeemed..........            0           0       103,093      15,097        35,795
   Advisory fee payable - Note 3..............       27,786      40,129        11,924       9,991        11,030
   Accounts payable and accrued expenses......       58,967      62,477        53,886      53,592        56,797
   Dividends payable..........................           55          32         4,878       2,240            53
                                                -----------  -----------  -----------  -----------  -----------
       TOTAL LIABILITIES......................    1,178,756   1,671,598       283,405      80,920       103,675
                                                -----------  -----------  -----------  -----------  -----------
       NET ASSETS.............................  $42,905,259  $48,614,184  $15,454,257  $23,707,599  $30,526,568
                                                -----------  -----------  -----------  -----------  -----------
                                                -----------  -----------  -----------  -----------  -----------
 NET ASSETS
   Capital paid-in............................  $33,121,798  $34,285,846  $16,393,321  $23,127,187  $30,613,531
   Undistributed (distributions in excess of)
     net investment income....................      297,494           0       113,006      (8,068 )         (53)
   Accumulated net realized gain (loss) on
     investments..............................    2,248,934   5,360,704    (1,329,921)    246,323      (104,409)
   Net unrealized appreciation of
     investments..............................    7,237,033   8,967,634       277,851     342,157        17,499
                                                -----------  -----------  -----------  -----------  -----------
       NET ASSETS.............................  $42,905,259  $48,614,184  $15,454,257  $23,707,599  $30,526,568
                                                -----------  -----------  -----------  -----------  -----------
                                                -----------  -----------  -----------  -----------  -----------
   Net asset value, offering and redemption
     price per share..........................  $     12.18  $    13.05   $      8.73  $     9.70   $      9.87
   Total shares outstanding at end of year....    3,523,397   3,724,100     1,769,543   2,443,666     3,093,871
   Cost of securities.........................  $36,711,102  $41,253,921  $14,973,534  $23,054,723  $30,511,427

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WSIS SERIES TRUST
-----------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1996

                                                                SMALL
                                                  EQUITY    CAPITALIZATION   HIGH YIELD   INVESTMENT    SHORT-TERM
                                                  VALUE         VALUE          INCOME    GRADE INCOME   INVESTMENT
                                                   FUND          FUND           FUND         FUND          FUND
                                                ----------  --------------   ----------  ------------   -----------
 INVESTMENT INCOME
   Dividend income............................  $  857,246    $  406,079     $        0   $        0    $         0
   Interest income............................      80,920       135,203      1,846,374    1,697,447      1,813,861
                                                ----------  --------------   ----------  ------------   -----------
       TOTAL INCOME...........................     938,166       541,282      1,846,374    1,697,447      1,813,861
 EXPENSES
   Investment advisory fees - Note 3..........     318,145       471,712        159,341      127,201        133,208
   Administrative fees........................      63,514        73,797         32,148       43,082         51,401
   Custodian fees.............................      42,442        45,516         41,154       40,806         36,718
   Audit fees.................................      16,028        16,028         16,028       16,028         16,028
   Legal fees.................................      12,000        12,000         12,000       12,000         12,000
   Printing expenses..........................       6,056         6,056          6,056        6,056          5,944
   Trustees fees..............................       7,600         7,600          7,600        7,600          7,600
   Transfer agent fees........................      39,707        39,707         34,846       32,902         39,707
   Organizational expenses....................       9,647         9,647          9,647        9,647          9,647
   Registration fees..........................      14,706        18,997         12,412       13,996         11,910
   Insurance..................................       6,232         6,810          2,436        3,712          4,310
   Other......................................       1,723         3,268          1,395        4,148          2,199
   Expenses borne by Schroder Wertheim
     Investment Services, Inc. - Note 3.......           0             0        (59,514)     (29,635)             0
                                                ----------  --------------   ----------  ------------   -----------
       TOTAL EXPENSES.........................     537,800       711,138        275,549      287,543        330,672
                                                ----------  --------------   ----------  ------------   -----------
       NET INVESTMENT INCOME (LOSS)...........     400,366      (169,856)     1,570,825    1,409,904      1,483,189
                                                ----------  --------------   ----------  ------------   -----------
 REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
   Net realized gain (loss) on investments....   2,347,661     5,532,400        381,591      246,670         (1,966)
   Change in net unrealized appreciation
     (depreciation) of investments............   4,535,784     4,106,542       (233,227)    (654,055)         3,256
                                                ----------  --------------   ----------  ------------   -----------
   NET GAIN (LOSS)............................   6,883,445     9,638,942        148,364     (407,385)         1,290
                                                ----------  --------------   ----------  ------------   -----------
 NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS.................................  $7,283,811    $9,469,086     $1,719,189   $1,002,519    $ 1,484,479
                                                ----------  --------------   ----------  ------------   -----------
                                                ----------  --------------   ----------  ------------   -----------

See notes to financial statements.
--------------------------------------------------------------------------------

                 (This page has been left blank intentionally)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WSIS SERIES TRUST
-----------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
OCTOBER 31, 1996

                                                                SMALL CAPITALIZATION
                                    EQUITY VALUE FUND                VALUE FUND
                                --------------------------   --------------------------
                                   YEAR           YEAR          YEAR           YEAR
                                   ENDED         ENDED          ENDED         ENDED
                                 10/31/96       10/31/95      10/31/96       10/31/95
                                -----------   ------------   -----------   ------------
INCREASE (DECREASE) IN NET
  ASSETS
  From operations:
    Net investment income
      (loss)..................  $   400,366   $    422,381   $  (169,856)  $   (105,500)
    Net realized gain (loss)
      on investments..........    2,347,661      2,987,577     5,532,400        226,635
    Change in net unrealized
      appreciation
      (depreciation) of
      investments.............    4,535,784      2,957,170     4,106,542      4,156,231
                                -----------   ------------   -----------   ------------
    Net increase in net assets
      resulting from
      operations..............    7,283,811      6,367,128     9,469,086      4,277,366
  Net equalization (debits)
    credits...................            0              0             0              0
  Dividends and distributions
    to Shareholders:
    From net investment
      income..................     (443,762)      (217,293)            0        (11,130)
    In excess of net
      investment income.......            0              0             0              0
    From net realized capital
      gains...................   (2,980,634)             0       (28,662)             0
    Net increase (decrease)
      from trust share
      transactions............      957,494     10,629,016    (8,755,194)    22,469,797
                                -----------   ------------   -----------   ------------
    TOTAL INCREASE
      (DECREASE)..............    4,816,909     16,778,851       685,230     26,736,033
  Net Assets
    Beginning of year.........   38,088,350     21,309,499    47,928,954     21,192,921
                                -----------   ------------   -----------   ------------
    End of year (a)...........  $42,905,259   $ 38,088,350   $48,614,184   $ 47,928,954
                                -----------   ------------   -----------   ------------
                                -----------   ------------   -----------   ------------

(a) Including undistributed
  (distributions in excess of)
  net investment income.......  $   297,494   $    339,842   $         0   $          0

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WSIS SERIES TRUST
-----------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
OCTOBER 31, 1996

                                                  HIGH YIELD                INVESTMENT GRADE                SHORT-TERM
                                                 INCOME FUND                  INCOME FUND                INVESTMENT FUND
                                          --------------------------   --------------------------   --------------------------
                                             YEAR           YEAR          YEAR           YEAR          YEAR           YEAR
                                             ENDED         ENDED          ENDED         ENDED          ENDED         ENDED
                                           10/31/96       10/31/95      10/31/96       10/31/95      10/31/96       10/31/95
                                          -----------   ------------   -----------   ------------   -----------   ------------
INCREASE (DECREASE) IN NET ASSETS
  From operations:
    Net investment income (loss)........  $ 1,570,825   $  1,882,506   $ 1,409,904   $  1,221,525   $ 1,483,189   $  1,616,439
    Net realized gain (loss) on
      investments.......................      381,591     (1,236,881)      246,670        396,597        (1,966)       (76,414)
    Change in net unrealized
      appreciation (depreciation) of
      investments.......................     (233,227)     1,163,750      (654,055)     1,226,836         3,256        104,005
                                          -----------   ------------   -----------   ------------   -----------   ------------
    Net increase in net assets resulting
      from operations...................    1,719,189      1,809,375     1,002,519      2,844,958     1,484,479      1,644,030
  Net equalization (debits) credits.....       (6,424)         7,770        (7,265)        17,649             0              0
  Dividends and distributions to
    Shareholders:
    From net investment income..........   (1,659,875)    (1,875,254)   (1,404,178)    (1,238,821)   (1,506,838)    (1,617,411)
    In excess of net investment
      income............................            0              0             0              0       (30,276)             0
    From net realized capital gains.....            0              0      (306,566)             0             0              0
    Net increase (decrease) from trust
      share transactions................   (5,087,578)     4,591,461       719,126      9,174,957    (3,356,675)     3,137,885
                                          -----------   ------------   -----------   ------------   -----------   ------------
    TOTAL INCREASE (DECREASE)...........   (5,034,688)     4,533,352         3,636     10,798,743    (3,409,310)     3,164,504
  Net Assets
    Beginning of year...................   20,488,945     15,955,593    23,703,963     12,905,220    33,935,878     30,771,374
                                          -----------   ------------   -----------   ------------   -----------   ------------
    End of year (a).....................  $15,454,257   $ 20,488,945   $23,707,599   $ 23,703,963   $30,526,568   $ 33,935,878
                                          -----------   ------------   -----------   ------------   -----------   ------------
                                          -----------   ------------   -----------   ------------   -----------   ------------

(a) Including undistributed
  (distributions in excess of) net
  investment income.....................  $   113,006   $       (429)  $    (8,068)  $     (4,600)  $       (53)  $     89,297

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WSIS SERIES TRUST
-----------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                              SMALL CAPITALIZATION
                                               EQUITY VALUE FUND                                   VALUE FUND
                                -----------------------------------------------   ---------------------------------------------
                                                                  PERIOD ENDED                                     PERIOD ENDED
                                 YEAR ENDED    OCTOBER 31,        OCTOBER 31,      YEAR ENDED    OCTOBER 31,       OCTOBER 31,
                                    1996           1995             1994 (1)          1996           1995            1994 (1)
                                ------------   ------------      --------------   ------------   ------------      ------------
NET ASSET VALUE AT BEGINNING
  OF PERIOD...................    $ 11.12        $  9.45           $ 10.00          $ 10.77        $  9.77           $ 10.00
INCOME FROM INVESTMENT
  OPERATIONS:
  Net Investment Income (Loss)
    (4).......................       0.11           0.11              0.06            (0.05)         (0.03)             0.00
  Net Realized and Unrealized
    Gain (Loss) on
    Investments...............       1.92           1.63             (0.61)            2.34           1.03             (0.23)
                                ------------   ------------        -------        ------------   ------------      ------------
  TOTAL FROM INVESTMENT
    OPERATIONS................       2.03           1.74             (0.55)            2.29           1.00             (0.23)
                                ------------   ------------        -------        ------------   ------------      ------------
LESS DISTRIBUTIONS:
  From Net Investment
    Income....................      (0.13)         (0.07)             0.00             0.00           0.00              0.00
  In Excess of Net Investment
    Income....................       0.00           0.00              0.00             0.00           0.00              0.00
  From Net Realized Capital
    Gains.....................      (0.84)          0.00              0.00            (0.01)          0.00              0.00
  Tax Return of Capital.......       0.00           0.00              0.00             0.00           0.00              0.00
                                ------------   ------------        -------        ------------   ------------      ------------
  Total Distributions.........      (0.97)         (0.07)             0.00            (0.01)          0.00              0.00
                                ------------   ------------        -------        ------------   ------------      ------------
NET ASSET VALUE AT END OF
  PERIOD......................    $ 12.18        $ 11.12           $  9.45          $ 13.05        $ 10.77           $  9.77
                                ------------   ------------        -------        ------------   ------------      ------------
                                ------------   ------------        -------        ------------   ------------      ------------
TOTAL RETURN..................      19.30%         18.63%            (5.50)%(5)       21.17%         10.27%            (2.30)%(5)
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period
    (000's)...................    $42,905        $38,088           $21,309          $48,614        $47,929           $21,193
 Ratio of Operating Expenses
  to Average Net Assets (4)...       1.26%          1.40%             1.30%(6)         1.43%          1.56%             1.45%(6)
Ratio of Net Investment Income
  to Average Net Assets.......       0.94%          1.27%             1.37%(6)        (0.34)%        (0.29)%            0.17%(6)
Portfolio Turnover Rate.......      56.38%         83.15%           102.56%           81.63%         45.74%            18.53%
Average Commission per Share
  (7).........................    $  0.06          -                 -              $  0.06          -                 -

(1) For the period February 16, 1994 (commencement of investment operations) through October 31, 1994.
(2) For the period February 22, 1994 (commencement of investment operations) through October 31, 1994.
(3) For the period January 11, 1994 (commencement of investment operations) through October 31, 1994.
(4) Net Investment Income is after reimbursement of certain expenses by Schroder Wertheim Investment Services, Inc. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay or reimburse expenses related to the Funds, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows:
    Wertheim
Notes to Financial Highlights continued on page 39.

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WSIS SERIES TRUST
-----------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                            HIGH YIELD                           INVESTMENT GRADE
                                                            INCOME FUND                             INCOME FUND
                                          -----------------------------------------------   ---------------------------
                                                                            PERIOD ENDED
                                           YEAR ENDED    OCTOBER 31,        OCTOBER 31,      YEAR ENDED    OCTOBER 31,
                                              1996           1995             1994 (1)          1996           1995
                                          ------------   ------------      --------------   ------------   ------------
NET ASSET VALUE AT BEGINNING OF
  PERIOD................................    $  8.72        $  8.79           $ 10.00          $  9.93        $  9.14
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss) (4)......       0.77           0.84              0.48             0.53           0.59
  Net Realized and Unrealized Gain
    (Loss) on Investments...............       0.07          (0.07)            (1.14)           (0.11)          0.79
                                          ------------   ------------        -------        ------------   ------------
  TOTAL FROM INVESTMENT OPERATIONS......       0.84           0.77             (0.66)            0.42           1.38
                                          ------------   ------------        -------        ------------   ------------
LESS DISTRIBUTIONS:
  From Net Investment Income............      (0.83)         (0.84)            (0.47)           (0.53)         (0.59)
  In Excess of Net Investment Income....       0.00           0.00             (0.01)            0.00           0.00
  From Net Realized Capital Gains.......       0.00           0.00              0.00            (0.12)          0.00
  Tax Return of Capital.................       0.00           0.00             (0.07)            0.00           0.00
                                          ------------   ------------        -------        ------------   ------------
  Total Distributions...................      (0.83)         (0.84)            (0.55)           (0.65)         (0.59)
                                          ------------   ------------        -------        ------------   ------------
NET ASSET VALUE AT END OF PERIOD........    $  8.73        $  8.72           $  8.79          $  9.70        $  9.93
                                          ------------   ------------        -------        ------------   ------------
                                          ------------   ------------        -------        ------------   ------------
TOTAL RETURN............................       9.98%          9.16%            (6.60)%(5)        4.38%         15.62%
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's)...    $15,454        $20,489           $15,956          $23,708        $23,704
 Ratio of Operating Expenses to Average
  Net Assets (4)........................       1.55%          1.48%             1.30%(6)         1.12%          1.06%
Ratio of Net Investment Income to
  Average Net Assets....................       8.80%          9.67%             9.67%(6)         5.46%          6.35%
Portfolio Turnover Rate.................      99.45%        149.58%            59.30%           68.76%        113.50%
Average Commission per Share (7)........      -              -                 -                -              -

                                                                            SHORT-TERM
                                                                          INVESTMENT FUND
                                                           ---------------------------------------------
                                           PERIOD ENDED                                     PERIOD ENDED
                                           OCTOBER 31,      YEAR ENDED    OCTOBER 31,       OCTOBER 31,
                                             1994 (2)          1996           1995            1994 (3)
                                          --------------   ------------   ------------      ------------
NET ASSET VALUE AT BEGINNING OF
  PERIOD................................    $ 10.00          $  9.88        $  9.88           $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss) (4)......       0.34             0.45           0.49              0.30
  Net Realized and Unrealized Gain
    (Loss) on Investments...............      (0.83)            0.00           0.00             (0.12)
                                            -------        ------------   ------------      ------------
  TOTAL FROM INVESTMENT OPERATIONS......      (0.49)            0.45           0.49              0.18
                                            -------        ------------   ------------      ------------
LESS DISTRIBUTIONS:
  From Net Investment Income............      (0.34)           (0.45)         (0.49)            (0.30)
  In Excess of Net Investment Income....       0.00            (0.01)          0.00              0.00
  From Net Realized Capital Gains.......       0.00             0.00           0.00              0.00
  Tax Return of Capital.................      (0.03)            0.00           0.00              0.00
                                            -------        ------------   ------------      ------------
  Total Distributions...................      (0.37)           (0.46)         (0.49)            (0.30)
                                            -------        ------------   ------------      ------------
NET ASSET VALUE AT END OF PERIOD........    $  9.14          $  9.87        $  9.88           $  9.88
                                            -------        ------------   ------------      ------------
                                            -------        ------------   ------------      ------------
TOTAL RETURN............................      (4.90)%(5)        4.63%          5.02%             1.83%(5)
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's)...    $12,905          $30,527        $33,936           $30,771
 Ratio of Operating Expenses to Average
  Net Assets (4)........................       0.87%(6)         1.00%          0.95%             0.78%(6)
Ratio of Net Investment Income to
  Average Net Assets....................       6.39%(6)         4.50%          4.91%             4.48%(6)
Portfolio Turnover Rate.................     115.63%          154.66%         27.86%            71.38%
Average Commission per Share (7)........      -                -              -                 -

  Equity Value Fund: 1996 - $0.11 and 1.26%, 1995 - $0.11 and 1.45%; 1994 -
  $0.02 and 2.17%; Wertheim Small Capitalization Value Fund: 1996 - ($0.05) and 1.43%, 1995 - ($0.03) and 1.62%; 1994 - ($0.04) and 3.15%; Wertheim High Yield
  Income Fund: 1996 - $0.74 and 1.89%, 1995 - $0.80 and 1.96%; 1994 - $0.44 and
  3.59%, Wertheim Investment Grade Income Fund: 1996 - $0.52 and 1.24%, 1995 - $0.56 and 1.50%; 1994 - $0.21 and 3.98%; and Wertheim Short-Term Investment
  Fund: 1996 - $0.45 and 1.00%, 1995 - $0.47 and 1.08%; 1994 - $0.24 and 1.66%,
  respectively.
(5) Not annualized.
(6) Annualized.
(7) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WSIS SERIES TRUST
-----------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1996

NOTE 1 -- ORGANIZATION

WSIS Series Trust (the "Trust") is a diversified open-end series management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. The Trust has an unlimited number of authorized shares, which are divided into five separate investment portfolios -- Wertheim Equity Value Fund, Wertheim Small Capitalization Value Fund, Wertheim High Yield Income Fund, Wertheim Investment Grade Income Fund and Wertheim Short-Term Investment Fund (collectively, the "Funds").

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds which are in conformity with generally accepted accounting principles.

VALUATION OF INVESTMENTS: Equity securities traded on a national securities exchange are valued at their last reported sale price on the principal exchange, or, if traded in the over-the-counter market or on a national securities exchange for which no sales took place on the day of valuation, at the last available bid price. Debt securities are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of debt securities, or through obtaining independent quotes from market makers. Short-term debt instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which current market quotations are not readily available are valued at fair value as determined by procedures approved by the Trustees.

REPURCHASE AGREEMENTS: Funds enter into repurchase agreements with approved institutions and are collateralized by U.S. Government securities. The Trust's custodian takes possession of the underlying securities, the market value of which at the time of purchase at least equals the resale price, principal amount plus interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the underlying securities is marked-to-market on a daily basis to ensure the adequacy of the underlying securities. Schroder Wertheim Investment Services, Inc. ("Schroder"), investment adviser to the Trust, is responsible for determining that the value of the underlying securities is at all times at least equal to the resale price. In the event of default by the seller to repurchase the securities, a Fund could realize a loss on the sale of the underlying securities to the extent that the proceeds of sale, including accrued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WSIS SERIES TRUST
-----------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1996

interest, is less than the resale price of the repurchase agreement. If the seller should be involved in bankruptcy or insolvency proceedings, realization and/or retention of the underlying securities, or proceeds may be subject to legal proceedings.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

EXPENSES: Expenses are recorded on an accrual basis. Most of the expenses of the Trust can be directly attributed to a specific Fund. Expenses not directly attributed to a specific Fund are allocated among the Funds in such a manner as deemed equitable by the Trustees.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders from net investment income are declared and distributed at least annually for Wertheim Equity Value Fund and Wertheim Small Capitalization Value Fund; declared and distributed monthly for Wertheim High Yield Income Fund and Wertheim Investment Grade Income Fund; and declared daily and distributed monthly for Wertheim Short-Term Investment Fund. Distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

DEFERRED ORGANIZATION COSTS: Costs and expenses of the Trust paid by Schroder and its affiliates in connection with the organization of the Trust and the initial public offering of its shares have been deferred by the Trust and are being amortized on a straight-line basis from the date operations commenced over a period that it is expected a benefit will be realized, not to exceed five years.

Schroder has agreed with respect to each of the Funds that, if any of the initial shares of a Fund are redeemed during such amortization period by any holder thereof, the redemption proceeds will be reduced for any unamortized organization expenses in the same ratio as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

EQUALIZATION: Wertheim High Yield Income Fund and Wertheim Investment Grade Income Fund follow an accounting practice known as equalization by which a portion of the proceeds from sales and costs of redemptions of Fund shares equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales and redemptions of the above listed Funds' shares.

FEDERAL INCOME TAXES: Each Fund intends to qualify as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that, among other things, they distribute substantially all of their

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WSIS SERIES TRUST
-----------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1996

taxable income, including realized capital gains, for the fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a federal excise tax.

As of October 31, 1996, realized capital loss carryforwards, for Federal income tax purposes, available to be used to offset future realized capital gains are as follows: Wertheim High Yield Income Fund has $1,328,390; and Wertheim Short-Term Investment Fund has $104,408. The carryforwards expire on October 31, 2004.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, losses deferred due to wash sales and excise tax regulations.

At October 31, 1996, the Trust reclassified the following amounts between paid in capital, accumulated undistributed net realized gain (loss) and undistributed net investment income:

                                                                           INCREASE/(DECREASE)
                                                        INCREASE/(DECREASE)    ACCUMULATED
                                     INCREASE/(DECREASE) UNDISTRIBUTED NET      REALIZED
                                      PAID-IN CAPITAL   INVESTMENT INCOME     GAIN/(LOSS)
                                     -----------------  -----------------  ------------------
Wertheim Equity Value Fund.........      $  (1,048)         $   1,048          $        0
Wertheim Small Capitalization Value
 Fund..............................         (3,936)           169,856            (165,920)
Wertheim High Yield Income Fund....        (79,839)           208,909            (129,070)
Wertheim Investment Grade Income
 Fund..............................         (4,963)            (1,929)              6,892
Wertheim Short-Term Investment
 Fund..............................         11,131            (35,425)             24,294

These reclassifications had no impact on the net asset value of the Funds and are designated to present each Fund's capital accounts on a tax basis.

NOTE 3 -- INVESTMENT ADVISORY FEES AND ADMINISTRATION AGREEMENT

The Trust has entered into an investment advisory agreement with Schroder. Under the agreement, Schroder provides investment management services, and receives for its services compensation monthly at the following annual rates based on the average daily net assets of each Fund taken separately: 0.75% for Wertheim Equity Value Fund; 0.95% for Wertheim Small Capitalization Value Fund; 0.90% for Wertheim High Yield Income Fund; 0.50% for Wertheim Investment Grade Income Fund; and 0.40% for Wertheim Short-Term Investment Fund.

The Trust has also entered into an Administration Agreement with State Street Bank and Trust Company ("State Street"). Under the Administration Agreement, the Trust pays compensation to State Street at the following annual rates based on

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WSIS SERIES TRUST
-----------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1996

the average daily net assets of each Fund taken separately: 0.08% of the first $125 million of each Fund's average daily net assets, 0.06% of the next $125 million of each Fund's average daily net assets and 0.04% of each Fund's average daily net assets in excess of $250 million, subject to certain minimum requirements.

Schroder has voluntarily agreed to reduce its compensation and, if necessary, to pay certain expenses of each of the Funds until October 31, 1997, to the extent that a Fund's expenses (other than Schroder's compensation, brokerage, interest, taxes, deferred organizational expenses, and extraordinary expenses) exceed the following annual rates: 0.80% of average daily net assets of Wertheim Equity Value Fund; 0.75% of average daily net assets of Wertheim Small Capitalization Value Fund; 0.65% of average daily net assets of Wertheim High Yield Income Fund; 0.62% of average daily net assets of Wertheim Investment Grade Income Fund; and 0.63% of average daily net assets of Wertheim Short-Term Investment Fund. The Trust pays all expenses not assumed by Schroder, including Trustees' fees, auditing, legal, custodial, and investor servicing and shareholder reporting expenses.

NOTE 4 -- TRANSACTIONS WITH AFFILIATES

BROKERAGE COMMISSIONS: Brokerage commissions received by affiliates of Schroder, from portfolio transactions conducted with the Funds during the year ended October 31, 1996, amounted to $720.

TRUSTEES' FEES: The Trust pays no compensation to Trustees who are employees of Schroder. Trustees who are not Schroder employees receive an annual fee of $5,000 and an additional fee of $1,500 for each Trustees' meeting attended.

NOTE 5 -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Fund, for the year ended October 31, 1996 were as follows:

                                                        NON-                        NON-
                                                     GOVERNMENT    GOVERNMENT    GOVERNMENT    GOVERNMENT
                                                     PURCHASES     PURCHASES       SALES         SALES
                                                    ------------  ------------  ------------  ------------

Wertheim Equity Value Fund........................  $22,952,688   $         0   $23,221,473   $         0
Wertheim Small Capitalization Value Fund..........   38,325,826             0    46,497,662             0
Wertheim High Yield Income Fund...................   16,592,832             0    20,917,841             0
Wertheim Investment Grade Income Fund.............    3,427,181    13,801,885     6,572,202     9,689,915
Wertheim Short-Term Investment Fund...............    4,534,394     6,384,925     3,000,000     3,167,814

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WSIS SERIES TRUST
-----------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1996

The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at October 31, 1996 were as follows:

                                                                                        NET
                                           IDENTIFIED        GROSS UNREALIZED       UNREALIZED
                                              COST      APPRECIATION  (DEPRECIATION) APPRECIATION
                                          ------------  ------------  ------------  -----------

Wertheim Equity Value Fund..............  $36,756,697   $ 8,221,775   $(1,030,337 ) $7,191,438
Wertheim Small Capitalization Value
 Fund...................................   41,260,631    10,052,434    (1,082,834 )  8,969,600
Wertheim High Yield Income Fund.........   14,991,465       394,317      (134,397 )    259,920
Wertheim Investment Grade Income Fund...   23,062,086       500,186      (165,392 )    334,794
Wertheim Short-Term Investment Fund.....   30,511,427        22,940        (5,441 )     17,499

NOTE 6 -- SHAREHOLDERS' TRANSACTIONS

Following is a summary of shareholder transactions for each Fund:

                                                             YEAR ENDED                     YEAR ENDED
                                                          OCTOBER 31, 1996               OCTOBER 31, 1995
                                                       SHARES         DOLLARS         SHARES         DOLLARS
                                                    ------------   -------------   ------------   -------------

WERTHEIM EQUITY VALUE FUND
  Shares sold.....................................       810,872   $   9,343,159      2,234,169   $  21,323,054
  Shares issued to shareholders in reinvestment...       314,407       3,383,017         23,861         216,153
  Shares redeemed.................................    (1,027,306)    (11,768,682)    (1,087,443)    (10,910,191)
                                                    ------------   -------------   ------------   -------------
  Net increase....................................        97,973   $     957,494      1,170,587   $  10,629,016
                                                    ------------   -------------   ------------   -------------
                                                    ------------   -------------   ------------   -------------
WERTHEIM SMALL CAPITALIZATION VALUE FUND
  Shares sold.....................................       992,874   $  12,163,446      3,098,020   $  30,759,624
  Shares issued to shareholders in reinvestment...         2,425          28,367          1,129          10,971
  Shares redeemed.................................    (1,719,678)    (20,947,007)      (820,811)     (8,300,798)
                                                    ------------   -------------   ------------   -------------
  Net increase (decrease).........................      (724,379)  $  (8,755,194)     2,278,338   $  22,469,797
                                                    ------------   -------------   ------------   -------------
                                                    ------------   -------------   ------------   -------------
WERTHEIM HIGH YIELD INCOME FUND
  Shares sold.....................................       371,174   $   3,273,455      1,003,992   $   8,719,371
  Shares issued to shareholders in reinvestment...       182,836       1,596,001        201,685       1,754,861
  Shares redeemed.................................    (1,134,160)     (9,963,458)      (671,847)     (5,875,001)
  Income equalization (received) paid.............             0           6,424              0          (7,770)
                                                    ------------   -------------   ------------   -------------
  Net increase (decrease).........................      (580,150)  $  (5,087,578)       533,830   $   4,591,461
                                                    ------------   -------------   ------------   -------------
                                                    ------------   -------------   ------------   -------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WSIS SERIES TRUST
-----------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1996

                                                             YEAR ENDED                     YEAR ENDED
                                                          OCTOBER 31, 1996               OCTOBER 31, 1995
                                                       SHARES         DOLLARS         SHARES         DOLLARS
                                                    ------------   -------------   ------------   -------------
WERTHEIM INVESTMENT GRADE INCOME FUND
  Shares sold.....................................       790,360   $   7,818,847      1,636,204   $  15,312,312
  Shares issued to shareholders in reinvestment...       169,595       1,652,197        124,830       1,193,295
  Shares redeemed.................................      (904,441)     (8,759,183)      (785,028)     (7,313,001)
  Income equalization (received) paid.............             0           7,265              0         (17,649)
                                                    ------------   -------------   ------------   -------------
  Net increase....................................        55,514   $     719,126        976,006   $   9,174,957
                                                    ------------   -------------   ------------   -------------
                                                    ------------   -------------   ------------   -------------
WERTHEIM SHORT-TERM INVESTMENT FUND
  Shares sold.....................................       946,514   $   9,335,247      2,016,637   $  19,914,676
  Shares issued to shareholders in reinvestment...       154,582       1,524,331        162,019       1,599,931
  Shares redeemed.................................    (1,440,993)    (14,216,253)    (1,860,847)    (18,376,722)
                                                    ------------   -------------   ------------   -------------
  Net increase (decrease).........................      (339,897)  $  (3,356,675)       317,809   $   3,137,885
                                                    ------------   -------------   ------------   -------------
                                                    ------------   -------------   ------------   -------------

NOTE 7 -- BENEFICIAL INTEREST

The following schedule shows the number of shareholders each owning 5% or more of a Fund and the total percentage of the Fund held by such shareholders.

                                                                        5% OR GREATER SHAREHOLDERS
                                                                        NUMBER        % OF FUND HELD
                                                                    ---------------  -----------------

Wertheim Equity Value Fund........................................             2             27.42%
Wertheim Small Capitalization Value Fund..........................             3             28.80%
Wertheim High Yield Income Fund...................................             4             45.70%
Wertheim Investment Grade Income Fund.............................             2             14.64%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WSIS SERIES TRUST
-----------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1996

NOTE 8 -- SHAREHOLDER MEETING

A meeting of Shareholders of WSIS Series Trust was held on Tuesday, June 25, 1996 at the offices of Schroder Wertheim Investment Services, Inc., 787 Seventh Avenue, New York, New York. The matter voted upon by Shareholders and the resulting votes are presented below:

1. Election of Trustees

                                                                        Number of Votes
                             Trustee                                     For       Withheld
------------------------------------------------------------------  -------------  ---------

Peter S. Knight...................................................  11,652,204.198 43,480.472
David N. Dinkins..................................................  11,666,191.741 29,492.929
Madelon DeVoe Talley..............................................  11,695,684.670     0.000
John I. Howell....................................................  11,695,684.670     0.000
Laura E. Luckyn-Malone............................................  11,695,684.670     0.000

Mr. E. William Smethurst, Jr. resigned as Trustee of the Trust on June 21, 1996 and, although previously nominated, did not stand for election at the meeting of shareholders. Ms. Luckyn-Malone, President of the Trust, replaced Mr. Smethurst as nominee for election to the office of Trustee.

NOTE 9 -- TAX INFORMATION NOTICE

For Federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended October 31, 1996:

Wertheim Equity Value Fund and Wertheim Small Capitalization Value Fund have 99.86% and 99.67%, respectively, of 1996 dividends distributed during the fiscal year qualify for corporate dividends received deduction.

Wertheim Equity Value Fund, Wertheim Small Capitalization Value Fund and Wertheim Investment Grade Income Fund designates $641,790, $28,662 and $51,397, respectively, as capital gains dividends for the purpose of the dividend paid deduction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WSIS SERIES TRUST
-----------------------------------------------------------------

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and
Trustees of WSIS Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of WSIS Series Trust (a Massachusetts business trust comprising, respectively, the Wertheim Equity Value Fund, Wertheim Small Capitalization Value Fund, Wertheim High Yield Income Fund, Wertheim Investment Grade Income Fund and Wertheim Short-Term Investment Fund) as of October 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, and for the period ended October 31, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the WSIS Series Trust as of October 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the two years in the period then ended, and for the period ended October 31, 1994 in conformity with generally accepted accounting principles.

                                          ARTHUR ANDERSEN LLP

New York, New York
December 12, 1996

--------------------------------------------------------------------------------

                 (This page has been left blank intentionally)

                 (This page has been left blank intentionally)

                 (This page has been left blank intentionally)

INVESTMENT MANAGER
Schroder Wertheim Investment Services, Inc.

OFFICERS
Laura E. Luckyn-Malone, President
David Gibson, Vice President
Jane P. Lucas, Vice President
Catherine A. Mazza, Vice President and Clerk
Mark J. Smith, Vice President
Robert Jackowitz, Treasurer
Barbara Gottlieb, Assistant Clerk

TRUSTEES
Madelon DeVoe Talley
David N. Dinkins
John I. Howell
Peter S. Knight
Laura E. Luckyn-Malone

TRANSFER AND SHAREHOLDER SERVICING AGENT
Boston Financial Data Services, Inc.

CUSTODIAN
State Street Bank and Trust Company

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP

 The information contained in this report is intended for the general information of the shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust.

--------------------------------------------------------------------------------